ACTIVA

Semiannual Report
June 30, 2002

ACTIVA MONEY MARKET FUND
   Sub-Adviser: JP Morgan Investment Management, Inc.

ACTIVA INTERMEDIATE BOND FUND
   Sub-Adviser: McDonnell Investment
   Management, LLC

ACTIVA VALUE FUND
   Sub-Adviser: Wellington Management, Co. LLP

ACTIVA GROWTH FUND
   Sub-Adviser: State Street Research &
   Management Company

ACTIVA INTERNATIONAL FUND
   Sub-Adviser: Nicholas-Applegate
   Capital Management

A selection of stock, bond, and money market funds, managed by professional advisers, which are designed to help investors meet their financial goals.

Logo: ACTIVA Mutual Funds

ACTIVA Mutual Funds Semiannual Report
Contents

                                                                            Page

SHAREHOLDER LETTER                                                             1

ACTIVA MONEY MARKET FUND                                                       2

ACTIVA INTERMEDIATE BOND FUND                                                  3

ACTIVA VALUE FUND                                                              4

ACTIVA GROWTH FUND                                                             5

ACTIVA INTERNATIONAL FUND                                                      6



ACTIVA Officers and Trustees of the Fund                                       7



SCHEDULE OF INVESTMENTS

   Activa Money Market Fund                                                    9

   Activa Intermediate Bond Fund                                              10

   Activa Value Fund                                                          13

   Activa Growth Fund                                                         18

   Activa International Fund                                                  21




                                                                            Page

STATEMENT OF ASSETS AND LIABILITIES                                           27

STATEMENT OF OPERATIONS                                                       28

STATEMENT OF CHANGES IN NET ASSETS                                            29

NOTES TO FINANCIAL STATEMENTS                                                 31



FINANCIAL HIGHLIGHTS                                                          36



Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
www.activafunds.com

SEMIANNUAL REPORT

Dear Shareholder:

I am pleased to provide you with the Semi-Annual Report to Shareholders for the Activa Mutual Funds for the period ended June 30, 2002. The following pages include the sub-advisers' management discussions and performance reviews for the Funds.

The first half of 2002 continued the market decline of the previous two years. The biggest contributor to the market decline during the past six months was the growing lack of investor confidence despite the fact that much of the economic news was positive. Investor confidence has been badly damaged by a number of corporate governance and accountability scandals as well as the continued terrorist threats.

During the first quarter of 2002 the U.S. equity markets returns were flat to slightly positive. However, from April to June the domestic equity markets declined rapidly, with the Dow Jones Industrial Average experiencing the worst quarterly loss since 1970 and the second worst quarter ever for the Nasdaq. The Dow Jones Industrial Average finished the first half of the year down 7.8%, while the Nasdaq and Standard & Poor's 500 Index for the same period ended with double digit declines of 25% and 13.8% respectively.

As recent historical volatility shows, it is impossible to predict where the market direction will go in the future and, therefore, it is as important as ever to try and maintain the long-term focus of investment programs. If you can leave your money invested through the inevitable financial market ups and downs, you may reduce your vulnerability to any single decline. During this time of market volatility investors should review their investment objectives and follow two basic investment principals that may help to reduce risk.

First, many investors may be delaying investing as they try to predict the market low. Instead, investors should remember that they could reduce the effects of market volatility by investing at regular intervals using a technique called dollar cost averaging. Dollar cost averaging involves investing a certain amount of money in the same fund at the same time each month or quarter. By investing the same dollar amount on a periodic basis in the same fund you may pay a lower average cost per share. Although dollar cost averaging does not guarantee a profit, it does encourage discipline, eliminate the need to decide when to invest, and avoid the temptation to time the market. Activa Mutual Funds can help you maintain an investment program by establishing an automatic investment program from your bank account. You can choose the dollar amount (minimum $50), time periods, and Funds you want to invest in. Call an Activa Funds Shareholder Representative (1-800-346-2670) to further discuss dollar cost averaging and how you can establish an automatic investment program.

Second, investors should review their current portfolio asset allocation to insure they have the proper diversification to help them meet their investment needs. By design, mutual funds are diversified by investing in many different securities. Stock mutual funds, for example, invest in many different companies. However, there are many different types of stock funds: value, growth and international to name a few. You can increase your portfolio's diversification by choosing to invest in more than one stock fund or by adding a bond fund to your allocation mix. The Activa Funds were designed to provide for a well-diversified portfolio within one fund family. Our professional investment managers use a disciplined approach to managing the portfolios using extensive valuation measures. Please visit our website at www.activafunds.com to read more about the Investment Managers of the Funds, and how you can develop a diversified portfolio using the Activa Funds.

We here at Activa funds thank you for your support of our Fund family and we will continue to make it our priority to bring you the highest level of quality and service.

Sincerely,

/s/ James J. Rosloniec



James J. Rosloniec
President

                                         ACTIVA Mutual Funds Semiannual Report 1

ACTIVA Money Market Fund -- JP Morgan Investment Management, Inc.

Clear signs of recovery in the U.S. economy characterized the first quarter of 2002. A decline in inventories in the last months has driven a strong recovery in manufacturing output in spite of low demand growth. The repair of corporate balance sheets continues and, as evidenced by the final fourth quarter GDP report, corporate profits increased by $57 billion reflecting the benefit of employee layoffs and capital spending cuts. Productivity growth has been strong and there is no significant sign of inflation. Consumer confidence reports have rebounded strongly, moving to the highest levels seen since last August, suggesting that consumption levels will likely hold up. The housing sector continues to be a source of strength.

During the second quarter, fear and doubt overwhelmed the equity and fixed income markets owing to weak economic data, negative corporate headlines, the threat of renewed terrorist attacks against the U.S., and unresolved geopolitical tensions. Of all current issues, certainly issues of corporate governance, accounting fraud, and credit downgrades dominated the headlines, with revelations in June of WorldCom's revenue overstatement being the most prominent. With all of this negative news piled on an already shell-shocked investor base, market reaction was severely and understandably negative.

The Activa Money Market Fund returned .61% for the six month period ended June 30, 2002, lagging the Donoghue/IBC Money Market Index, which returned .69%. Early in the first quarter of 2002, we reinvested maturities in 1-month paper, allowing the weighted average maturity of your portfolio to shorten. Later, we took advantage of opportunities to purchase 3-month and 6-month paper when interest rates rose. However, as rates continued to rise, we reverted to a defensive posture by buying 1-month paper and floating rate notes. As the curve steepened, we extended again and purchased 1-year paper, ending the quarter with a longer weighted average maturity.

Short-term rate volatility made the second quarter of 2002 a challenging one for your portfolio. Early in the quarter, we extended the weighted average maturity
(WAM) by purchasing 1-year paper when yields were at their highs. However, as the markets rallied in late April we defensively shortened the maturity, buying 1-month paper. Then in early May we were able to extend WAM again, purchasing 6- to 7-month paper at attractive yields. However, as fears of potential terrorist threats and Middle East turmoil pushed short-term rates lower, we invested in securities with maturities ranging from 1-day to 1-month. Finally in June we extended again, finding value in 5-month paper. But as the quarter ended, the LIBOR curve flattened out with 1-month to 6-month rates relatively the same. We ended the quarter with a shorter WAM as we bought 1-day and 1-month maturities again.

We remain confident that the U.S. economic expansion will continue and that the odds of a double-dip economic downturn remain very low. In our view, the recovery is playing out roughly as expected. The corporate sector is still retrenching and has become very cautious in its hiring and capital spending. This downsizing is generating a depressing effect on consumer income and, to a lesser extent, confidence. However, these factors are offset by low interest rates, which continue to support consumer spending. Furthermore, the gradual shift from rapid inventory liquidation to moderate inventory accumulation is positive for production and income growth. On balance, therefore, we expect the economic expansion to gather force once the corporate retrenchment ends and profit margins return to normal. No doubt the recovery process is proving to be a long and grinding one which may continue to disappoint an equity market reeling over non-economic factors.

We have pushed out our expectations for the first Fed increase in interest rates to November, with the increased possibility that they remain on hold until early next year. Therefore, in our view, it is still too early to aggressively position for higher rates. The fixed income markets are likely to be volatile, trading off of stock market performance and corporate headlines. We will retain a neutral approach to the markets for the present.

2 ACTIVA Mutual Funds Semiannual Report

ACTIVA Intermediate Bond Fund -- McDonnell Investment Management, LLC

The six months ended June 30, 2002 have been marked by economic uncertainty, corporate accounting concerns, financial disclosure problems and a weakening US dollar. These events have contributed to a decline in US interest rates despite an unchanged Federal Funds rate of 1.75%. As we entered 2002, the fixed income market was focused on the prospects for economic recovery and an increase in the Federal Funds rate. However, at mid-year the prospects for economic recovery remain uncertain as investors come to terms with a changing financial disclosure landscape and the effects of high profile corporate bankruptcies. As a result, the expectations of future Federal Funds rate increases have been extended from 2002 to early 2003. As a result of the uncertainty, the yield curve has steepened and interest rates through ten year maturities have declined. The 2-year treasury yield declined from 3.02% on December 31, 2001 to 2.81% on June 30, 2002 while the 30-year treasury yield increased from 5.47% to 5.51% over the same period. The decline in interest rates contributed to a positive total return for the Activa Intermediate Bond Fund.

The U.S. economy showed signs of economic recovery as GDP grew at a strong 6.1% in the first quarter of 2002. The second quarter is not expected to be as strong; however, positive growth of approximately 2.3% is expected. The key to the economic recovery will be for confidence to be restored in US capital markets in order to insure future economic activity is not adversely impacted.

The Activa Intermediate Bond Fund generated a total return of 3.45% for the period ended June 30, 2002 underperforming the Lehman Brothers Aggregate Bond Index return of 3.79%. For the same six-month period, the mortgage sector had the highest return of 4.51 percent. The lowest return for the period was generated by the US credit sector with 2.63 percent.

As of June 30, 2002, the Activa Intermediate Bond Fund (the Fund) had a duration of approximately 4.4 years, which was comparable to the 4.4 year duration of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index. With respect to relative sector weightings, the Fund held overweight positions in the asset-backed and corporate sectors. The Fund's overweight position in the corporate sector and underweight position in treasuries negatively impacted performance relative to the benchmark. We believe the relative yield premiums offered by the corporate and asset-backed sectors remain attractive and present attractive total return opportunities.

The ongoing corporate accounting and financial disclosure concerns have weighed heavily on the economy. A satisfactory resolution to these problems and a restoration of confidence to the investing public will be a strong factor in the continuing economic recovery. The Federal Reserve Board appears to be patiently awaiting confirmation the economic recovery is well under way before it may take steps to protect the economy from future inflation through increases in the short-term Federal Funds rate. At the same time the Fed is prepared to add liquidity to the system in the event confidence continues to erode and a crisis emerges.

We believe the second half of 2002 will continue to present challenges for fixed-income portfolios, particularly in the credit sector. We expect to continue to meet these challenges through appropriate risk management and our disciplined investment style.

                                         ACTIVA Mutual Funds Semiannual Report 3

ACTIVA Value Fund -- Wellington Management Co., LLP

Global equity markets were flat to modestly higher during the first quarter of 2002 as investors anticipated an economic recovery but were stymied by accounting concerns, still-lofty valuations, and heightened tension in the Mideast. In the second quarter despite increasingly positive economic data, global equity markets continued to experience sharp declines as external factors, namely the cascade of corporate accounting scandals and heightened geopolitical risk, shook investor confidence. All ten broad sectors in the S&P 500 declined during the second quarter.

Investment returns for the Activa Value Fund were weak versus the Russell 1000 Value Index during the first half of this year. The Activa Value Fund returned -9.3% versus -4.8% for the Russell 1000 Value Index.

Adding value through individual stock selection is the focus of the Fund's investment approach, and the year-to-date underperformance reflects disappointing results across a number of sectors. Stock selection in the first half of the year was strongest within the Materials and Energy sectors and within the Banking subset of the Financial sector. The underperformance versus the benchmark was driven by poor stock selection in a number of sectors, including Industrials, Consumer Discretionary, Telecommunications, and the Diversified Financials part of the Financial sector. In the Industrial sector, Tyco International, which was a positive contributor to performance last year, was one of the names that negatively impacted performance in the first half of 2002. Other stocks negatively impacting performance were WorldCom, Adelphia, Merrill Lynch, Dynegy, and Safeway.

Recent events have raised questions about the integrity of the accounting profession and corporate managements. While a portion of the recent underperformance is attributable to stocks adversely affected by these issues, we believe that an actively managed portfolio built on in-depth, independent fundamental research will consistently lead to differentiated investment insights and superior returns over time. While we are disappointed in the year-to-date performance, we remain confident in our ability to achieve strong, long-term results for investors.

While the U.S. equity market is well on its way to posting its third consecutive year of decline, U.S. economic conditions are improving. For example, the manufacturing sector is in an accelerating mode and orders and production are posting solid gains. However, stock prices and the value of the U.S dollar are under pressure and investor confidence has been badly damaged. We do not believe that the poor equity market performance will significantly impact economic recovery, though it will likely delay any interest rate rise contemplated by the Federal Reserve. We think the U.S. economy can and will continue to demonstrate its resilience.

4 ACTIVA Mutual Funds Semiannual Report

ACTIVA Growth Fund -- State Street Research & Management Company

U.S. equity returns were mixed in the first quarter of 2002 as cyclical stocks rallied on the prospect of a robust economic recovery while investors shunned technology and telecom issues. The S&P 500 rose 0.3% in the first quarter, as investors balanced surprisingly good economic news with rising interest rates, rising energy prices, and increasing strife in the Middle East. This confluence of events not only held back S&P stocks but also dragged the tech-heavy NASDAQ Composite down -5.4%.

During the April - June period, stocks declined across the board as a wave of corporate financial reporting scandals, terrorist concerns, unrest in the Mideast and disappointing corporate profitability pulled the rug out from previously strong sectors. The pullback in the DJIA (-11.2%) was the most severe since the third quarter of last year, and the worst second quarter performance in over 30 years.

For the first half of the year the Activa Growth portfolio returned -24.97%, lagging the Russell 1000 Growth Index, which declined -20.78%.

During the first quarter we increased our exposure to cyclically sensitive areas, particularly in the Consumer Discretionary and Financial Services sectors. We reduced our exposure to pharmaceutical stocks and telecommunications and increased exposure to computer hardware and semiconductors.

In the first quarter, our overweight to Technology and underweight in Utilities detracted from return comparisons. Security selection in Health Care and Producer Durables were also negative contributors to performance. Our emphasis on semiconductors, as well as security selection within the group, aided returns.

In the second quarter our overweight to Technology and the emphasis on semiconductor stocks hurt relative returns. Also detracting from returns was our below index weight in Consumer Staples as well as security selection issues in Health Care. On the positive side, our overweight to the consumer discretionary sectors and security selection within Other Energy aided returns.

During the second quarter, we increased our exposure to the Consumer Discretionary, Materials, and Other Energy sectors while reducing exposure to the Technology, Consumer Staples, Health Care, and Financial Services sectors. We continue to hold stable growth companies that have shown the ability to execute their business plans during this difficult period. At the margin, we are adding most to positions in growth cyclical companies which should benefit from the expected economic recovery and to positions in companies with growing earnings whose stock price declined after not meeting expectations. We reduced our position in Technology during the quarter, primarily by trimming our semiconductor industry exposure. Consumer Discretionary is the most overweight sector in the portfolio. We have a positive outlook in this sector as employment has held up well and consumer spending continues to be strong despite the hesitancy of corporations to spend. Within the sector we increased our overweight of the entertainment industry and reduced our overweight in the retail industry. In the Financial Services sector, we moved to an overweight to the data processing industry and to an underweight in multi-line insurance. We continue to emphasize credit card companies and underweight the banking industry as we feel rising interest rates will have a negative impact upon this segment in the second half of 2002. We increased our underweight in the Health Care sector, by increasing our underweight to the pharmaceuticals industry. This area has experienced a dearth of new products as the FDA has taken a more conservative approach towards approving drugs and we have seen an increase in competition in the generic drug market as key patents have begun to expire. During the second quarter we also moved to an overweight position in the Other Energy and Materials sectors.

Our firm's top-down forecast is that U.S. economic growth will muddle along at a modestly below trend pace during the remainder of 2002 and into 2003. Federal Reserve policy is expected to remain accommodative through 2003. Near term, the U.S. is likely to remain in a low-inflation, high-productivity environment. However, longer-term, inflation is expected to edge up, fueled by an accommodative Fed, re-regulation and trade protectionism, rising service sector costs, and a weaker dollar.

                                         ACTIVA Mutual Funds Semiannual Report 5

ACTIVA International Fund -- Nicholas Applegate Capital Management

In the first half of the year, international markets in local currency were down almost as much as US markets. The dollar has fallen significantly during this time, 11% versus the Euro and 9% versus the Yen. Being invested outside the U.S. largely insulated U.S. investors from the dollar weakness.

The Japanese market improved significantly, with the MSCI Japan Index gaining 8.2% in dollar terms, responding to strengthening economic conditions as the country officially came out of recession. In other parts of Asia, South Korea and Taiwan have posted some of the strongest economic growth on increased export demand from abroad and increased domestic consumption. Emerging markets also posted gains for the period with the MSCI EMF rising 2.1%.

Meanwhile, Europe has shown signs of recovery sooner than expected, in sync with the US recovery, with the UK and France continuing to show signs of robust economic growth. However, most recent indicators suggest that Europe's recovery is beginning to plateau, with the MSCI Europe Index falling 4.6%, and Germany and Italy, the industrial engines of growth, slowing in recent months due to sustained high unemployment.

As of June 30, 2002, the Activa International Equity portfolio declined 3.25%, compared to the MSCI EAFE benchmark, which declined 1.38% year-to-date.

The portfolio's underperformance was diversified across several areas. During the first half of the year, smaller pharmaceutical companies were out of favor and detracted from performance. One example is Sanofi-Synthelabo, a French manufacturer of clot busting drugs. Another portfolio holding, United Microelectronics, a Taiwanese semiconductor manufacturer, contributed negatively to performance. Although technology spending has been weak this year we have seen an increase in semiconductor demand and believe United Microelectronics should benefit from this trend.

Telecommunication stocks around the world continue to be weak with the demand for wireless cellular services by consumers as well as businesses showing near-zero growth in the past twelve months. The portfolio was well positioned in Business Services, largely comprised of cellular operators, providing a positive contribution due to both an underweight in the sector and strong stock selection by favoring providers with low debt levels and improving earnings, such as Swisscom. Stock selection in the Banks sector also boosted portfolio performance with the Bank of Ireland one of the best performers so far this year. It is nicely leveraged to the robust Irish economy as well as the strong UK mortgage business.

On a country basis, stock selection in Ireland as well as an overweight in Canada helped results. Meanwhile, stock selection in Japan and Singapore hurt relative performance.

Looking ahead, many of the geopolitical and corporate governance issues that have eroded investor confidence throughout much of 2002 are likely to persist, dampening the near-term prospects for international equities. We expect non-US markets to continue to outperform the United States, as investors remain skittish over the quality of American companies' reported earnings. In Europe, the Central Bank continues to err on the side of caution, and there are concerns that any economic recovery could be short lived. Meanwhile, Japan's economy finally appears to be showing tentative signs of life, as evidenced by numerous positive leading indicators.

Against this backdrop, we believe equities in developed non-US markets will continue to outperform US stocks, although we are not overly enthusiastic about the short-term outlook for absolute returns. Once investors refocus on the budding global economic recovery and its implications for corporate earnings and stock prices, the outlook for equities worldwide should brighten.

6 ACTIVA Mutual Funds Semiannual Report

ACTIVA Officers and Trustees of the Fund

The business affairs of the Fund are managed and under the direction of the Board of Trustees ("Board"). The following is the Officers and Trustees of the Fund or the Advisor or both, together with their principal occupation during the past five years and their compensation as Trustee:

                                                                                                               NUMBER OF
                                                                                                               PORTFOLIOS    OTHER
                                                                                                                 IN FUND   DIRECTOR-
                                                               TERM OF                                           COMPLEX     SHIPS
     NAME AND                                              OFFICE/LENGTH         PRINCIPAL OCCUPATION         OVERSEEN BY   HELD BY
      ADDRESS           AGE     OFFICE HELD                OF TIME SERVED          LAST FIVE YEARS              DIRECTOR   DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Allan D. Engel*         50      Trustee, Vice President,    Perpetual / 21      Vice President, Real Estate         5        None
2905 Lucerne SE,                Secretary and                                   Operations and Secretary -Activa
Suite 200                       Assistant Treasurer of                          Holdings Corp. Formerly, Sr.
Grand Rapids,                   the Fund; President,                            Manager, Investments and Real
Michigan                        and Secretary of the                            Estate, Amway Corporation.
49546                           Investment Adviser.                             Director, President and Secretary
                                                                                of Amway Management Company
                                                                                (1981-1999). Trustee, Vice
                                                                                President and Secretary, Amway
                                                                                Mutual Fund (1981- 1999).

James J. Rosloniec*     57      Trustee, President and      Perpetual / 21      President & Chief Operating         5        None
2905 Lucerne SE                 Treasurer of the Fund.                          Officer, JVA Enterprises, LLC.
Suite 200                                                                       President, Chief Executive Officer
Grand Rapids, Michigan                                                          and Director, Activa Holdings
49546                                                                           Corp. Formerly, Vice President-
                                                                                Audit and Control, Amway
                                                                                Corporation (1991-2000). Director,
                                                                                Vice President and Treasurer of
                                                                                Amway Management Company
                                                                                (1984-1999). Trustee, President
                                                                                and Treasurer, Amway Mutual
                                                                                Fund, (1981-1999).

Joseph E. Victor, Jr.   54      Advisory Trustee of         Perpetual / 1       President & Chief Executive         5        None
4699 Whipple Ave. NW            the Fund                                        Officer, Marker Net, Inc.
Canton, Ohio 44718                                                              (Crown Independent Business
                                                                                Owner affiliated with Quixtar,
                                                                                Inc.)

Donald H. Johnson       72      Trustee of the Fund         Perpetual / 9       Retired, Former Vice                5        None
19017 Vintage                                                                   President-Treasurer, SPX
Trace Circle                                                                    Corporation (Designs, manufactures
Fort Myers, Florida                                                             and markets products and
33912                                                                           services for the motor vehicle
                                                                                industry.

Walter T. Jones         60      Trustee of the Fund         Perpetual / 10      Retired, Former Senior Vice         5        None
936 Sycamore Ave.                                                               President-Chief Financial
Holland, Michigan                                                               Officer, Prince Corporation
49424

Richard E. Wayman       67      Trustee of the Fund         Perpetual / 4       Retired, Former Finance            5         None
24578 Rutherford                                                                Director, Amway Corporation,
Ramona, California                                                              1976 to 1996
92065


                                         ACTIVA Mutual Funds Semiannual Report 7

ACTIVA Officers and Trustees of the Fund continued


The following table summarizes Trustee compensation which was paid by Activa Asset Management LLC pursuant to the Administration Agreement during the six month period ended June 30, 2002.

                                             PENSION OR
                                             RETIREMENT
                                              BENEFITS
                                             ACCRUED AS     ESTIMATED ANNUAL       TOTAL
 NAME OF PERSON,              TRUSTEE          PART OF          BENEFITS       COMPENSATION
    POSITION               COMPENSATION     FUND EXPENSES    UPON RETIREMENT PAID TO TRUSTEES
---------------------------------------------------------------------------------------------
Allan D. Engel*               $5,000             -0-               -0-            $5,000
Trustee

James J. Rosloniec*           $5,000             -0-               -0-            $5,000
Trustee

Joseph E. Victor, Jr.         $5,000             -0-               -0-            $5,000
Advisory Trustee

Donald H. Johnson             $5,000             -0-               -0-            $5,000
Trustee

Walter T. Jones               $5,000             -0-               -0-            $5,000
Trustee

Richard E. Wayman             $5,000             -0-               -0-            $5,000
Trustee


*Mssrs. Engel and Rosloniec are interested persons of the Fund inasmuch as they are officers of the Fund. In addition, Mr. Engel is an officer of the Investment Adviser and of Activa Holdings Corp., which controls the Investment Adviser. Mr. Rosloniec is also an officer of the Investment Adviser, Activa Holdings Corp. and of JVA Enterprises, LLC, which may be deemed to control Activa Holdings Corp.

The Officers serve without compensation from the Fund. Fees paid to all Trustees during the period ended June 30, 2002, amounted to $30,000.

8  ACTIVA Mutual Funds Semiannual Report

ACTIVA Schedule of Investments
MONEY MARKET FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
CERTIFICATES OF DEPOSIT                                                     20.5%
     CREDIT SUISSE FIRST BOSTON (NEW YORK) FRN, 6/5/03                                     1,000,000         $      999,627
     UNICREDITO ITALIANO SPA, 2.09%, 11/07/02                                              1,000,000              1,000,354
     CREDIT AGRICOLE INDOSUEZ SA YCD, 2.715%, 4/15/03                                        500,000                499,864
     BAYERISCHE LANDESBANK GIROZENTRALS, FRN, 1.76%, 6/24/03                               1,000,000                999,606
     CREDIT INDUSTRIEL ET COMMERCIAL, 1.85%, 8/22/02                                       1,000,000              1,000,000
     LANDESBANK BADEN-WUERTTEMBERG YCD, FRN, 1.78%, 4/11/03                                1,000,000                999,610
     STANDARD FEDERAL BANK, 1.95%, 8/12/02                                                 1,000,000              1,000,000
     CICSCATS, 2.7%, 4/15/03                                                                 500,000                499,883
     WESTDEUTSCHE LANDESBANK GIROZENTRAL, FRN, 1.76%, 6/24/03                              1,000,000                999,607
                                                                                                             --------------
                                                                                                                  7,998,551
                                                                                                             --------------

COMMERCIAL PAPER                                                            75.7%
     BANCO SANTANDER CENTRAL HISPANO SA, 1.85%, 7/16/02                                    1,000,000                999,229
     SVENSKA HANDELSBANKEN INC., DN, 1.84%, 11/29/02                                       1,000,000                992,282
     GENERAL ELECTRIC CAPITAL CORP., DN, 1.92%, 7/30/02                                    1,500,000              1,497,680
     ATLANTIS ONE FUNDING, DN, 1.67%, 7/2/02                                               1,750,000              1,749,919
     BNP PARIBAS ( TIME DEPOSITS ), 1.71%, 7/31/02                                         1,750,000              1,749,797
     BAVARIA UNIVERSAL FUNDING, DN, 1.82%, 9/16/02                                         1,650,000              1,643,577
     BETA FINANCE INC., DN, 2.0%, 7/22/02                                                  1,500,000              1,498,250
     CXC INC., DN, 1.97%, 7/1/02                                                           1,800,000              1,800,000
     CLIPPER RECEIVABLES CORP., DN, 2.0%, 7/1/02                                           1,819,000              1,819,000
     COMPASS SECURITIZATION L.L.C., DN, 1.79%, 7/17/02                                     1,700,000              1,698,647
     DORADA FINANCE INC., DN, 2.02%, 11/15/02                                              1,000,000                992,313
     DRESDNER US FINANCE INC., DN, 1.83%, 11/20/02                                         1,000,000                992,782
     EDISON ASSET SECURITIZATION LLC, DN, 1.83%, 11/26/02                                  1,000,000                992,477
     GALAXY FUNDING INC., DN, 1.80%, 7/18/02                                               1,000,000                999,150
     GREYHAWK FUNDING LLC, DN, 1.89%, 11/12/02                                             1,000,000                992,965
     GREYHAWK FUNDING LLC, DN, 1.87%, 11/13/02                                               800,000                794,390
     HATTERAS FUNDING CORPORATION, DN, 1.88%, 11/14/02                                     1,500,000              1,489,347
     ING (US) FUNDING LLC, DN, 2.25%, 9/23/02                                                600,000                596,857
     ING (US) FUNDING LLC, DN, 1.98%, 10/30/02                                               500,000                496,673
     LIBERTY STREET FUND CORPORATION, DN, 1.8%, 7/8/02                                     1,000,000                999,650
     SHEFFIELD RECIEVABLES CORP., DN, 1.79%, 7/22/02                                       1,765,000              1,763,157
     SURREY FUNDING CORPORATION, DN, 1.83%, 7/22/02                                        1,000,000                998,932
     THAMES ASSET GLOBAL SECURITIZATION, DN, 1.82%, 7/25/02                                1,000,000                998,787
     UBS FINANCE ( DELAWARE ) LLC., DN, 1.98%, 9/4/02                                      1,000,000                996,425
                                                                                                             --------------
                                                                                                                 29,552,286
                                                                                                             --------------

CORPORATE BONDS                                                              3.8%
     CITIGROUP, FRN, 7/12/02                                                               1,000,000              1,000,000
     SALOMON SMITH BARNEY HOLDINGS INC., FRN, 5/7/03                                         500,000                500,905
                                                                                                             --------------
                                                                                                                  1,500,905
                                                                                                             --------------

TOTAL SHORT TERM OBLIGATIONS - 100% (Cost $39,051,742)                                                       $   39,051,742
                                                                                                             ==============




                                         ACTIVA Mutual Funds Semiannual Report 9

The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments
INTERMEDIATE BOND FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
US TREASURY NOTES                                                            1.5%
     US TREASURY NOTES, 6.5%, 11/15/26                                                     1,445,000         $    1,598,459
     US TREASURY NOTES, 5.75%, 8/15/10                                                       890,000                952,300
                                                                                                             --------------
                                                                                                                  2,550,759
                                                                                                             --------------

US TREASURY BONDS                                                            2.1%
     US TREASURY BONDS, 8.125%, 8/15/19                                                    2,750,000              3,523,325
                                                                                                             --------------

FEDERAL HOME LOAN BANK                                                       3.3%
     FEDERAL HOME LOAN BANK, 3.75%, 4/15/04                                                5,550,000              5,613,409
                                                                                                             --------------

FEDERAL HOME LOAN MORTGAGE                                                  10.5%
     FREDDIE MAC, 8.0%, 3/1/30                                                             1,707,833              1,812,967
     FREDDIE MAC, 6.5%, 12/15/22                                                           2,500,000              2,637,676
     FREDDIE MAC, 6.5%, 3/15/24                                                            3,000,000              3,113,670
     FREDDIE MAC, 6.5%, 8/15/24                                                            4,000,000              4,167,880
     FREDDIE MAC, 6.75%, 3/15/31                                                           2,615,000              2,820,931
     FREDDIE MAC, 5.25%, 2/15/04                                                           3,000,000              3,123,204
                                                                                                             --------------
                                                                                                                 17,676,328
                                                                                                             --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION                                       23.8%
     FANNIE MAE, 6.625%, 9/15/09                                                           1,825,000              2,002,348
     FANNIE MAE, 7.125%, 1/15/30                                                           1,330,000              1,494,119
     FANNIE MAE, 6.5%, 9/25/23                                                             5,000,000              5,204,810
     FANNIE MAE, 6.5%, 9/18/24                                                             2,800,000              2,921,660
     FANNIE MAE, 6.5%, 9/1/29                                                              1,804,694              1,846,419
     FANNIE MAE, 6.0%, 4/1/14                                                                984,957              1,014,190
     FANNIE MAE, 6.0%, 2/1/29                                                              2,516,193              2,532,699
     FANNIE MAE, 6.0%, 1/1/29                                                              3,613,450              3,637,155
     FANNIE MAE, 6.5%, 3/1/29                                                              1,649,414              1,690,121
     FANNIE MAE, 6.5%, 3/1/29                                                              1,702,169              1,744,179
     FANNIE MAE, 6.0%, 4/1/14                                                              1,864,305              1,918,481
     FANNIE MAE, 6.5%, 10/1/31                                                             2,479,371              2,532,057
     FANNIE MAE, 6.5%, 5/1/32                                                              2,492,702              2,545,745
     FANNIE MAE, 5.0%, 11/25/10                                                            5,385,000              5,531,143
     FANNIE MAE, 5.5%, 8/25/20                                                             3,471,115              3,574,048
                                                                                                             --------------
                                                                                                                 40,189,174
                                                                                                             --------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                     6.9%
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.0%, 11/15/31                                   3,380,335              3,518,147
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 6.5%, 5/15/29                                    3,554,847              3,643,719
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.0%, 12/15/28                                   1,584,761              1,650,624
     GOVERNMENT NATIONAL MORTGAGE ASSOC., 7.0%, 9/15/29                                    2,699,570              2,810,064
                                                                                                             --------------
                                                                                                                 11,622,554
                                                                                                             --------------

10 ACTIVA Mutual Funds Semiannual Report

   The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
INTERMEDIATE BOND FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
CORPORATE BONDS - 49.4%
UNCLASSIFIED                                                                 1.6%
     US TREASURY N/B, 3.0%, 1/31/04                                                        1,250,000              1,258,543
     UNITED TECHNOLOGIES CORPORATION, 6.1%, 5/15/12                                        1,385,000              1,437,167
                                                                                                             --------------
                                                                                                                  2,695,710
                                                                                                             --------------

AUTOMOTIVE                                                                   1.0%
     FORD MOTOR COMPANY, 7.45%, 7/16/31                                                    1,785,000              1,666,262
                                                                                                             --------------

BANKING                                                                      9.3%
     CHASE CREDIT CARD MASTER TRUST, 6.66%, 1/15/07                                        5,000,000              5,349,093
     FIRST CHICAGO NBD, 7.0%, 10/16/06                                                     1,380,000              1,476,600
     LEHMAN BROTHERS HOLDINGS INC., 8.25%, 6/15/07                                         1,750,000              1,858,019
     MELLON CAP II, 7.995%, 1/15/27                                                        1,500,000              1,603,809
     NATIONAL AUSTRALIA BANK, 8.6%, 5/19/10                                                  750,000                892,721
     NATIONAL CITY BANK OF INDIANA, 4.88%, 7/20/07                                         1,200,000              1,212,610
     NATIONAL WESTMINSTER BANK, 7.375%, 10/1/09                                              650,000                725,702
     WELLS FARGO & CO, 5.9%, 5/21/06                                                       2,500,000              2,609,375
                                                                                                             --------------
                                                                                                                 15,727,929
                                                                                                             --------------

BROADCASTING                                                                 0.6%
     CLEAR CHANNEL, 7.65%, 9/15/10                                                         1,025,000              1,049,529
                                                                                                             --------------

ELECTRIC UTILITY                                                             3.4%
     PECO ENERGY TRANSITION TRUST, 6.52%, 12/31/10                                         5,385,000              5,782,297
                                                                                                             --------------

ELECTRICAL AND ELECTRONIC                                                    1.4%
     CONSTELLATION ENERGY, 7.0%, 4/1/12                                                    2,195,000              2,296,354
                                                                                                             --------------

ENTERTAINMENT                                                                1.3%
     VIACOM, 7.7%, 7/30/10                                                                 2,000,000              2,190,184
                                                                                                             --------------

FINANCE                                                                      1.5%
     COUNTRYWIDE HOME LOAN, 5.5%, 2/1/07                                                   2,500,000              2,547,135
                                                                                                             --------------

FINANCIAL SERVICES                                                          14.9%
     CATERPILLAR FINANCIAL SERVICES, 4.875%, 6/15/07                                       2,000,000              1,999,260
     CITIGROUP INC., 5.75%, 5/10/06                                                        3,850,000              4,008,762
     CITIBANK CREDIT CARD MASTER TRUST I, Series 1999-7 A,                                 4,450,000              4,767,997
       6.65%, 11/15/06
     DETROIT EDISON SECURITIZATION FUNDING LLC, 6.19%, 3/1/13                              4,035,000              4,256,866
     HOUSEHOLD FINANCE, 6.75%, 5/15/11                                                     1,750,000              1,725,222
     INTERNATIONAL LEASE FIN, 5.25%, 5/3/04                                                3,000,000              3,082,500
     PSE&G TRANSITION FUNDING LLC, 6.45%, 3/15/13                                          1,450,000              1,449,650
     VANDERBILT MORTGAGE FINANCE, 2000-A IA3, 7.82%, 11/7/17                               3,565,000              3,880,394
                                                                                                             --------------
                                                                                                                 25,170,651
                                                                                                             --------------
                                        ACTIVA Mutual Funds Semiannual Report 11

The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
INTERMEDIATE BOND FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
FOOD SERVICE                                                                 3.4%
     ALBERTSON'S INC., 7.5%, 2/15/11                                                       1,750,000              1,911,532
     CONAGRA FOODS INC., 9.75%, 3/1/21                                                     1,550,000              2,005,313
     KROGER COMPANY, 8.0%, 9/15/29                                                         1,650,000              1,822,176
                                                                                                             --------------
                                                                                                                  5,739,021
                                                                                                             --------------

GAS UTILITY                                                                  0.6%
     SOUTHERN UNION, 8.25%, 11/15/29                                                       1,025,000              1,041,656
                                                                                                             --------------

HEALTH CARE                                                                  0.9%
     TENET HEALTHCARE, 6.375%, 12/1/11                                                     1,520,000              1,540,900
                                                                                                             --------------

MULTI MEDIA                                                                  0.7%
     GANNETT CO. INC., 6.375%, 4/1/12                                                      1,075,000              1,115,897
                                                                                                             --------------

OIL & EXPLOR PROD & SER                                                      4.2%
     CHEVRON CORP., 6.625%, 10/1/04                                                        2,000,000              2,141,186
     CONOCO, INC., 6.95%, 4/15/29                                                          1,250,000              1,281,386
     EL PASO CORP., 7.0%, 5/15/11                                                            654,000                627,023
     SUNCOR ENERGY, 7.15%, 2/1/32                                                          1,500,000              1,548,750
     MARATHON OIL CORP., 9.375%, 2/15/12                                                   1,260,000              1,535,624
                                                                                                             --------------
                                                                                                                  7,133,969
                                                                                                             --------------

PHARMACEUTICALS                                                              1.1%
     MERCK & CO. INC., 4.125%, 1/18/05                                                     1,750,000              1,776,250
                                                                                                             --------------

RAILROADS                                                                    0.9%
     BURLINGTON NORTH SANTE FE, 7.125%, 12/15/10                                           1,380,000              1,484,038
                                                                                                             --------------

REAL ESTATE                                                                  1.5%
     GNMA #574321, 6.0%, 12/15/31                                                          2,460,526              2,463,441
                                                                                                             --------------

TELECOMMUNICATIONS                                                           1.1%
     VERIZON NEW ENGLAND, INC., 6.5%, 9/15/11                                              2,000,000              1,959,866
                                                                                                             --------------

TOTAL CORPORATE BONDS                                                                                            83,381,089
                                                                                                             --------------

FOREIGN GOVERNMENT BONDS                                                     2.5%
     CANADA-GOVERNMENT, 6.375%, 11/30/04                                                   1,480,000              1,585,450
     ITALY-GOV BOND, 5.625%, 6/15/12                                                       2,700,000              2,759,759
                                                                                                             --------------
                                                                                                                  4,345,209
                                                                                                             --------------

TOTAL FIXED INCOME - 100% (Cost $162,289,663)                                                                $  168,901,847
                                                                                                             ==============
12 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.


Activa Schedule of Investments
VALUE FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
US TREASURY BILLS - 0.1%                                                     0.1%
     U.S. TREASURY BILLS 7/11/02                                                              10,000         $        9,995
     U.S. TREASURY BILLS 7/18/02                                                              25,000                 24,981
     U.S. TREASURY BILLS 8/1/02                                                               50,000                 49,931
     U.S. TREASURY BILLS 8/29/02                                                              85,000                 84,777
                                                                                                             --------------
                                                                                                                    169,684
                                                                                                             --------------

TOTAL U.S. TREASURY BILLS (Cost $169,663)                                                                           169,684
                                                                                                             --------------

COMMON STOCKS - 99.9%
AEROSPACE                                                                    1.4%
     BOEING CORP.                                                                              8,700                391,500
     LOCKHEED MARTIN CORP.                                                                     9,700                674,150
     UNITED TECHNOLOGIES                                                                      10,000                679,000
                                                                                                             --------------
                                                                                                                  1,744,650
                                                                                                             --------------

AIRLINES                                                                     0.3%
     CONTINENTAL AIRLINES CLASS B                                                            *21,700                342,426
                                                                                                             --------------

APARTMENTS                                                                   0.4%
     APARTMENT INVESTMENT & MANAGEMENT CO.                                                     9,500                467,400
                                                                                                             --------------

AUTOMOTIVE                                                                   1.4%
     FORD MOTOR COMPANY                                                                       61,221                979,536
     GENERAL MOTORS                                                                           12,900                689,505
                                                                                                             --------------
                                                                                                                  1,669,041
                                                                                                             --------------

AUTOMOTIVE PARTS & EQUIPMENT                                                 1.7%
     ITT INDUSTRIES, INC.                                                                     20,300              1,433,180
     LEAR CORP.                                                                              *15,000                693,750
                                                                                                             --------------
                                                                                                                  2,126,930
                                                                                                             --------------

BANKING                                                                     17.1%
     BANK OF AMERICA CORP.                                                                    40,300              2,835,508
     BANK ONE CORP.                                                                           25,400                977,392
     BANKNORTH GROUP, INC.                                                                    29,100                757,182
     CITIGROUP, INC.                                                                         155,500              6,025,625
     COMMERCE BANCSHARES, INC.                                                                 9,555                422,713
     HIBERNIA CORP. Cl A                                                                      31,900                631,301
     KEYCORP                                                                                  54,700              1,493,310
     PNC BANK CORP.                                                                           44,900              2,347,372
     UNIONBANCAL CORP.                                                                        46,500              2,178,525
     WACHOVIA CORP.                                                                           46,800              1,786,824
     WELLS FARGO CO.                                                                          30,300              1,516,818
                                                                                                             --------------
                                                                                                                 20,972,570
                                                                                                             --------------

BEVERAGES - FOREIGN                                                             0.6%
     THE PEPSI BOTTLING GROUP, INC.                                                           23,500                723,800
                                                                                                             --------------


                                        ACTIVA Mutual Funds Semiannual Report 13

The accompanying notes are an integral part of these financial statements.


Activa Schedule of Investments continued
VALUE FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
BEVERAGES - DOMESTIC                                                         1.0%
     PEPSICO, INC.                                                                            26,300              1,267,660
                                                                                                             --------------

BROADCASTING                                                                 2.8%
     CLEAR CHANNEL COMM.                                                                     *19,300                617,986
     LIBERTY MEDIA- A                                                                       *174,300              1,743,000
     SCRIPPS CO. Cl A                                                                         13,200              1,016,400
                                                                                                             --------------
                                                                                                                  3,377,386
                                                                                                             --------------

CHEMICALS                                                                    3.0%
     DOW CHEMICAL CO.                                                                         31,300              1,076,094
     DU PONT E. I. DE NEMOURS                                                                 29,000              1,287,600
     ROHM & HAAS CO.                                                                          32,100              1,299,729
                                                                                                             --------------
                                                                                                                  3,663,423
                                                                                                             --------------

COMMUNICATIONS EQUIPMENT                                                     0.8%
     COMCAST CORP.                                                                           *41,300                984,592
                                                                                                             --------------

COMMERCIAL SERVICES                                                          1.2%
     CENDANT CORP.                                                                           *88,900              1,411,732
                                                                                                             --------------

CONSUMER GOODS & SERVICES                                                    0.7%
     ARAMARK CORP. - CL B                                                                    *32,700                817,500
                                                                                                             --------------

COSMETICS                                                                    1.5%
     ALBERTO-CULVER CO. - CL B                                                                 9,100                434,980
     KIMBERLY-CLARK CORP.                                                                     21,600              1,339,200
                                                                                                             --------------
                                                                                                                  1,774,180
                                                                                                             --------------

DEFENSE                                                                      0.8%
     GENERAL DYNAMICS                                                                          9,500              1,010,325
                                                                                                             --------------

ELECTRIC UTILITY                                                             6.9%
     AMERICAN ELECTRIC POWER                                                                  15,600                624,312
     CINERGY CORP.                                                                            24,700                888,953
     EDISON INTERNATIONAL                                                                    *47,000                799,000
     EXELON CORP.                                                                             44,637              2,334,515
     FPL GROUP, INC.                                                                          35,100              2,105,649
     FIRSTENERGY CORP.                                                                        26,700                891,246
     PINNACLE WEST CAPITAL CORP.                                                              21,000                829,500
                                                                                                             --------------
                                                                                                                  8,473,175
                                                                                                             --------------

ELECTRICAL & ELECTRONIC                                                      0.7%
     SPX CORP.                                                                                *7,000                822,500
                                                                                                             --------------


14 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
VALUE FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
ELECTRONICS                                                                  1.3%

     MOTOROLA, INC.                                                                           72,600              1,046,892
     NATIONAL SEMICONDUCTOR CORP.                                                            *17,500                510,475
                                                                                                             --------------
                                                                                                                  1,557,367
                                                                                                             --------------

ENERGY                                                                       0.4%
     SUNOCO, INC.                                                                             13,000                463,190
                                                                                                             --------------

ENTERTAINMENT                                                                0.6%
     USA NETWORKS INC.                                                                       *31,900                748,055
                                                                                                             --------------

ENVIRONMENTAL SERVICES                                                       0.6%
     WASTE MANAGEMENT, INC.                                                                  *28,800                750,240
                                                                                                             --------------

FINANCIAL SERVICES                                                           8.3%
     FANNIE MAE                                                                               16,600              1,224,250
     GOLDEN WEST FINANCIAL CORP.                                                              29,100              2,001,498
     GOLDMAN SACH GROUP, INC.                                                                 17,800              1,305,630
     MERRILL LYNCH & CO.                                                                      94,700              3,835,350
     MORGAN STANLEY DEAN WITTER DISCOVERY                                                     40,900              1,761,972
                                                                                                             --------------
                                                                                                                 10,128,700
                                                                                                             --------------

FOOD PROCESSING                                                              1.1%
     GENERAL MILLS INC.                                                                       29,600              1,304,768
                                                                                                             --------------

HEALTH CARE                                                                  1.7%
     HCA, INC.                                                                                18,300                869,250
     MCKESSON HBOC, INC.                                                                      37,600              1,229,520
                                                                                                             --------------
                                                                                                                  2,098,770
                                                                                                             --------------

HOTELS & LODGING                                                             0.4%
     MGM GRAND, INC.                                                                         *13,200                445,500
                                                                                                             --------------

INFORMATIONAL SERVICES                                                       0.3%
     AOL TIME WARNER                                                                         *24,700                363,337
                                                                                                             --------------

INSURANCE                                                                    5.5%
     AMERICAN INTERNATIONAL GROUP                                                             26,250              1,791,037
     MBIA, INC.                                                                               49,550              2,801,062
     MARSH & MCLENNAN CO.                                                                     12,500              1,207,500
     XL CAPITAL LIMITED                                                                       11,500                974,050
                                                                                                             --------------
                                                                                                                  6,773,649
                                                                                                             --------------

MACHINERY & EQUIPMENT                                                        0.8%
     CATERPILLAR, INC.                                                                        11,500                562,925
     THERMO ELECTRON CORP.                                                                   *24,000                396,000
                                                                                                             --------------
                                                                                                                    958,925
                                                                                                             --------------


                                        ACTIVA Mutual Funds Semiannual Report 15

The accompanying notes are an integral part of these financial statements.


Activa Schedule of Investments continued
VALUE FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
MANUFACTURING-CONSUMER GOODS                                                 0.8%
     EASTMAN KODAK                                                                            13,800                402,546
     REEBOK INTERNATIONAL LTD.                                                               *18,500                545,750
                                                                                                             --------------
                                                                                                                    948,296
                                                                                                             --------------

MANUFACTURING - MISCELLANEOUS                                                1.1%
     MASCO CORP.                                                                              51,800              1,404,298
                                                                                                             --------------

MEDICAL EQUIPMENT & SUPPLIES                                                 0.3%
     BECTON DICKINSON & COMPANY                                                                9,100                313,495
                                                                                                             --------------

METAL-ALUMINUM                                                               0.2%
     ANTHEM, INC.                                                                             *4,000                269,920
                                                                                                             --------------

METALS & MINING                                                              1.3%
     ALCOA, INC.                                                                              46,200              1,531,530
                                                                                                             --------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         2.8%
     HEWLETT PACKARD                                                                          89,107              1,361,555
     I.B.M.                                                                                   20,100              1,447,200
     PITNEY BOWES, INC.                                                                        7,600                301,872
     XEROX CORP.                                                                             *44,500                310,165
                                                                                                             --------------
                                                                                                                  3,420,792
                                                                                                             --------------

OIL/GAS - EQUIPMENT & SVCS                                                   0.4%
     CONOCO, INC.                                                                             16,600                461,480
                                                                                                             --------------

OIL & GAS EQUIPMENT/SERVICES                                                 1.2%
     AMERADA HESS CORP.                                                                       18,900              1,559,250
                                                                                                             --------------

OIL & GAS EXPLOR PROD & SER                                                  9.8%
     CHEVRONTEXACO CORP.                                                                      24,200              2,141,700
     EL PASO CORP.                                                                            19,500                401,895
     EXXON MOBIL CORP.                                                                       170,200              6,964,584
     HALLIBURTON CO.                                                                          40,300                642,382
     TOTAL FINA SA                                                                            23,100              1,868,790
                                                                                                             --------------
                                                                                                                 12,019,351
                                                                                                             --------------

PAPER PRODUCTS                                                               0.9%
     BOWATER, INC.                                                                            21,700              1,179,829
                                                                                                             --------------

PHARMACEUTICALS                                                              3.0%
     ABBOTT LABORATORIES                                                                      20,800                783,120
     ELI LILLY & CO.                                                                          21,800              1,229,520
     PHARMACIA CORP.                                                                          16,861                631,444
     SCHERING-PLOUGH CORP.                                                                    43,700              1,075,020
                                                                                                             --------------
                                                                                                                  3,719,104
                                                                                                             --------------


16 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
VALUE FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
PRINTING & PUBLISHING                                                        0.8%
     GANNETT COMPANY, INC.                                                                    13,700              1,039,830
                                                                                                             --------------

RAILROADS                                                                    0.6%
     CANADIAN NATIONAL RAILWAY                                                                14,700                761,460
                                                                                                             --------------

RESTAURANTS                                                                  1.3%
     MCDONALDS CORP.                                                                         *57,300              1,630,185
                                                                                                             --------------

RETAIL STORES                                                                3.8%
     CIRCUIT CITY STORES, INC.                                                                41,200                772,500
     DILLARDS, INC. CL A                                                                      15,300                402,237
     GENERAL GROWTH PROPERTIES                                                                14,600                744,600
     KIMCO REALTY CORP.                                                                       25,250                845,623
     ROSS STORES, INC.                                                                        27,500              1,120,625
     SAFEWAY, INC.                                                                           *29,000                846,510
                                                                                                             --------------
                                                                                                                  4,732,095
                                                                                                             --------------

SHOES - LEATHER                                                              0.8%
     NIKE, INC. - CL B                                                                        18,400                987,160
                                                                                                             --------------

TOBACCO                                                                      1.0%
     CAROLINA GROUP                                                                            4,400                119,020
     PHILIP MORRIS COMPANIES, INC.                                                            23,300              1,017,744
     R.J. REYNOLDS TOBACCO HOLDINGS                                                            2,400                129,000
                                                                                                             --------------
                                                                                                                  1,265,764
                                                                                                             --------------

TRANSPORTATION & SHIPPING                                                    0.5%
     FEDEX CORP.                                                                              13,000                694,200
                                                                                                             --------------

TELECOMMUNICATIONS                                                           5.7%
     AT&T CORP.                                                                               94,300              1,009,010
     BELL SOUTH                                                                               24,200                762,300
     SBC COMMUNICATIONS, INC.                                                                 38,900              1,186,450
     VERIZON COMMUNICATIONS                                                                  100,300              4,027,045
     WORLDCOM, INC. - WORLDCOM GROUP                                                         *45,250                  4,073
                                                                                                             --------------
                                                                                                                  6,988,878
                                                                                                             --------------

UTILITIES - TELECOMMUNICATIONS                                               0.3%
     ALLTEL CORP.                                                                              7,600                357,200
                                                                                                             --------------

TOTAL COMMON STOCK (Cost $128,657,556)                                                                          122,525,908
                                                                                                             --------------

TOTAL INVESTMENTS - 100% (Cost $128,827,219)                                                                 $  122,695,592
                                                                                                             ==============

*Non-dividend producing as of June 30, 2002


At June 30, 2002, the Fund's open future contracts were as follows:

     Number of               Opening                 Face                Market
     Contracts            Contract Type             Amount                Value
-------------------------------------------------------------------------------
         4       Standard & Poor's 500, 9/19/02   $1,037,182            $990,100


                                        ACTIVA Mutual Funds Semiannual Report 17

The accompanying notes are an integral part of these financial statements.



Activa Schedule of Investments
GROWTH FUND 6/30/02 (Unaudited)


                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
COMMERCIAL PAPER - 1.6%                                                      1.6%
     AMERICAN EXPRESS CREDIT CORP. DN, 7/1/02                                                252,000         $      252,000
                                                                                                             --------------

TOTAL COMMERCIAL PAPER (Cost $252,000)                                                                              252,000
                                                                                                             --------------

COMMON STOCK - 98.4%

AEROSPACE                                                                    1.2%
     UNITED TECHNOLOGIES                                                                       2,700                183,330
                                                                                                             --------------

BEVERAGES - FOREIGN                                                          0.8%
     THE PEPSI BOTTLING GROUP, INC.                                                            3,900                120,120
                                                                                                             --------------

BEVERAGES - DOMESTIC                                                         4.2%
     PEPSICO, INC.                                                                            13,500                650,700
                                                                                                             --------------

BROADCASTING                                                                 1.0%
     UNIVISION COMMUNICATIONS-A                                                               *4,800                150,720
                                                                                                             --------------

BUSINESS SERVICES                                                            2.2%
     EBAY, INC.                                                                               *1,600                 98,592
     FIRST DATA CORP.                                                                          6,400                238,080
                                                                                                             --------------
                                                                                                                    336,672
                                                                                                             --------------

CHEMICALS                                                                    2.0%
     AIR PRODUCTS & CHEMICALS                                                                  6,300                317,961
                                                                                                             --------------

COMMUNICATIONS EQUIPMENT                                                     1.0%
     L-3 COMMUNICATIONS                                                                       *2,800                151,200
                                                                                                             --------------

COMMERCIAL SERVICES                                                          1.2%
     CENDANT CORP.                                                                           *11,600                184,208
                                                                                                             --------------

COMPUTER SOFTWARE                                                            5.6%
     INTUIT, INC.                                                                             *2,300                114,356
     MICROSOFT                                                                               *13,780                753,766
                                                                                                             --------------
                                                                                                                    868,122
                                                                                                             --------------

COMPUTERS                                                                   12.6%
     CISCO SYSTEMS, INC.                                                                     *35,600                496,620
     DELL COMPUTER CORP.                                                                     *18,000                470,520
     INTEL CORP.                                                                              40,390                737,925
     MICRON TECHNOLOGY, INC.                                                                 *12,300                248,706
                                                                                                             --------------
                                                                                                                  1,953,771
                                                                                                             --------------

ELECTRICAL EQUIPMENT                                                         6.8%
     GENERAL ELECTRIC & CO.                                                                   36,145              1,050,012
                                                                                                             --------------


18 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
GROWTH FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
ELECTRONICS                                                                  3.8%
     ANALOG DEVICES                                                                           *4,900                145,530
     INTERNATIONAL GAME TECHNOLOGY                                                            *5,100                289,170
     TEXAS INSTRUMENTS, INC.                                                                   6,425                152,273
                                                                                                             --------------
                                                                                                                    586,973
                                                                                                             --------------

ENTERTAINMENT                                                                5.6%
     USA NETWORKS, INC.                                                                      *20,300                476,035
     VIACOM, INC. Cl B                                                                        *8,900                394,893
                                                                                                             --------------
                                                                                                                    870,928
                                                                                                             --------------

FINANCIAL SERVICES                                                           4.2%
     AMERICAN EXPRESS COMPANY                                                                  5,800                210,656
     CAPITAL ONE FINANCIAL                                                                     3,500                213,675
     CONCORD EFS, INC.                                                                        *7,400                223,036
                                                                                                             --------------
                                                                                                                    647,367
                                                                                                             --------------

FOOD & BEVERAGE                                                              1.5%
     KRAFT FOODS, INC.-A                                                                       5,700                233,415
                                                                                                             --------------

HEALTH CARE                                                                  1.0%
     HCA, INC.                                                                                 3,200                152,000
                                                                                                             --------------

INSURANCE                                                                    3.2%
     ST. PAUL COMPANIES                                                                        8,025                312,333
     XL CAPITAL LIMITED                                                                        2,200                186,340
                                                                                                             --------------
                                                                                                                    498,673
                                                                                                             --------------

INVESTMENT COMPANY                                                           1.8%
     S&P 500 DEPOSITARY RECEIPT                                                                2,800                277,088
                                                                                                             --------------

MEDICAL EQUIPMENT & SUPPLIES                                                 2.5%
     JOHNSON & JOHNSON                                                                         4,500                235,170
     ST. JUDE MEDICAL, INC.                                                                   *2,000                147,700
                                                                                                             --------------
                                                                                                                    382,870
                                                                                                             --------------

METAL-ALUMINUM                                                               0.9%
     ANTHEM, INC.                                                                             *2,200                148,456
                                                                                                             --------------

OFFICE/BUSINESS EQUIPMENT & SUPPLIES                                         1.0%
     I.B.M.                                                                                    2,100                151,200
                                                                                                             --------------

OIL & GAS EXPLOR PROD & SER                                                  2.5%
     BAKERS HUGHES, INC.                                                                       5,400                179,766
     OCEAN ENERGY, INC.                                                                        9,700                210,199
                                                                                                             --------------
                                                                                                                    389,965
                                                                                                             --------------


                                        ACTIVA Mutual Funds Semiannual Report 19

The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
GROWTH FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
PHARMACEUTICALS                                                             17.3%
     AMGEN, INC.                                                                             *12,800                536,064
     ANDRX GROUP                                                                              *4,600                124,062
     BIOGEN, INC.                                                                             *7,700                319,011
     PFIZER, INC.                                                                             23,335                816,725
     PHARMACIA CORP.                                                                           9,755                365,325
     WYETH                                                                                    10,300                527,360
                                                                                                             --------------
                                                                                                                  2,688,547
                                                                                                             --------------

RESTAURANTS                                                                  1.1%
     DARDEN RESTAURANTS, INC.                                                                  7,050                174,135
                                                                                                             --------------

RETAIL STORES                                                               11.7%
     HOME DEPOT, INC.                                                                         18,105                664,997
     KOHL'S CORP.                                                                             *7,000                490,560
     TARGET CORP.                                                                              4,300                163,830
     WAL-MART STORES, INC.                                                                     8,940                491,789
                                                                                                             --------------
                                                                                                                  1,811,176
                                                                                                             --------------

TECHNOLOGY                                                                   0.8%
     MERCURY INTERACTIVE CORP.                                                                *5,160                118,473
                                                                                                             --------------

TECHNOLOGY - SOFTWARE                                                        0.9%
     EMULEX CORP.                                                                             *6,400                144,064
                                                                                                             --------------

TOTAL COMMON STOCK (Cost $17,738,553)                                                                            15,242,146
                                                                                                             --------------

TOTAL INVESTMENTS - 100% (Cost $17,990,553)                                                                  $   15,494,146
                                                                                                             ==============

*Non-dividend producing as of June 30, 2002

20 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments
INTERNATIONAL FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
COMMON STOCK - 100%

AEROSPACE                                                                    1.2%
     BRITISH AEROSPACE PLC                                                                    22,900         $      116,937
     FINMECCANICA                                                                            141,000                106,945
                                                                                                             --------------
                                                                                                                    223,882
                                                                                                             --------------

AIRCRAFT ENGINES & ENGINE PARTS                                              0.9%
     EURO AERO DEFENCE                                                                        10,500                161,458
                                                                                                             --------------

AIRLINES                                                                     1.8%
     BAA PLC                                                                                   8,300                 75,784
     BRITISH AIRWAYS PLC-SPONS ADR                                                            *4,600                131,790
     JAPAN AIRLINES CORPORATION LIMITED                                                       45,000                126,898
                                                                                                             --------------
                                                                                                                    334,472
                                                                                                             --------------

ALUMINUM                                                                     0.6%
     ALCAN ALUMINUM LTD.                                                                       3,200                120,064
                                                                                                             --------------

AUTOMOTIVE                                                                   3.0%
     RENAULT                                                                                     800                 37,410
     BAYERISCHE MOTOREN WERKE                                                                  3,500                144,313
     HYUNDAI MOTOR ELN UBSW                                                                   *5,300                159,265
     NISSAN MOTOR CO. LTD.                                                                    20,000                138,495
     PSA PEUGEOT CITROEN                                                                       1,600                 83,038
                                                                                                             --------------
                                                                                                                    562,521
                                                                                                             --------------

BANKING                                                                      7.5%
     HSBC HOLDINGS                                                                            12,000                138,010
     ROYAL BANK OF SCOTLAND                                                                   11,136                315,728
     BANK OF IRELAND                                                                          20,200                251,563
     BANCA INTESA                                                                             53,500                163,265
     BANCO BILBAO                                                                             16,527                186,888
     NATIONAL AUSTRALIAN BANK                                                                  4,800                 95,393
     UNITED OVERSEAS BANK LOCAL                                                               18,000                129,387
     CREDIT SUISSE GROUP                                                                      *3,300                104,767
                                                                                                             --------------
                                                                                                                  1,385,001
                                                                                                             --------------

BANKING & FINANCIAL SERVICES                                                 6.4%
     HBOS PLC                                                                                  8,300                 89,827
     SKANDINAVISKA ENSKILDA BAN-A                                                             19,200                201,599
     TURKIYE IS BANKASI                                                                  *18,793,000                 48,599
     ABN AMRO HOLDING NV                                                                       6,700                121,685
     BANCO POPULAR ESPANOL                                                                     4,900                216,653
     SOCIETE GENERALE -A                                                                       1,400                 92,222
     COMMONWEALTH BANK OF AUSTRALIA                                                           12,300                227,389
     UBS AG- REGISTERED                                                                       *3,400                170,994
                                                                                                             --------------
                                                                                                                  1,168,968
                                                                                                             --------------


                                        ACTIVA Mutual Funds Semiannual Report 21


The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
INTERNATIONAL FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
BREWERY                                                                      0.5%
     INTERBREW                                                                                 3,600                103,354
                                                                                                             --------------

BROADCASTING                                                                 2.2%
     BRITISH SKY BROADCASTING                                                                 *8,100                 77,662
     MEDIA SET                                                                                12,100                 93,688
     TV FRANCAISE                                                                              5,000                133,869
     NIPPON TELEVISION                                                                           450                100,392
                                                                                                             --------------
                                                                                                                    405,611
                                                                                                             --------------

BUILDING PRODUCTS                                                            0.7%
     CRH PLC                                                                                   8,400                140,614
                                                                                                             --------------

CHEMICALS                                                                    4.4%
     SYNGENTA AG                                                                               2,000                120,204
     DEGUSSA AG                                                                                3,300                117,164
     BASF AG                                                                                   2,200                102,009
     LG CHEMICAL LTD.                                                                          3,920                141,746
     SHIN ETSU CHEM.                                                                           2,800                120,307
     NOVARTIS AG-REG                                                                           4,949                217,639
                                                                                                             --------------
                                                                                                                    819,069
                                                                                                             --------------

COMMUNICATIONS EQUIPMENT                                                        0.5%
     PT TELEKOMUNIKASI                                                                       208,000                 89,521
                                                                                                             --------------

COMPUTER SOFTWARE                                                               0.6%
     INFOSYS TECHNOLOGIES LIMITED                                                              1,500                100,845
                                                                                                             --------------

CONGLOMERATES                                                                   0.5%

     LVMH MOET HENNESSY LOUI V SA                                                              1,800                 90,662
                                                                                                             --------------

CONSUMER GOODS & SERVICES                                                       0.4%
     LUXOTTICA GROUP SPA-SPON ADR                                                             *3,800                 72,200
                                                                                                             --------------

DATA PROCESSING & REPRODUCTION                                                  1.0%
     CANON, INC.                                                                               5,000                188,970
                                                                                                             --------------

DIVERSIFIED                                                                     1.8%
     BILLITON PLC                                                                            *17,500                 95,364
     E.ON AG                                                                                   3,900                227,247
                                                                                                             --------------
                                                                                                                    322,611
                                                                                                             --------------

ELECTRIC UTILITY                                                                3.2%
     POWERGEN PLC                                                                            *17,400                204,624
     NATIONAL GRID GROUP PLC                                                                  26,000                184,684
     CLP HOLDINGS LIMITED                                                                     48,500                192,756
                                                                                                             --------------
                                                                                                                    582,064
                                                                                                             --------------

22 ACTIVA Mutual Funds Semiannual Report

      The accompanying notes are an integral part of these financial statements.

Activa Schedule of Investments continued
INTERNATIONAL FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
ELECTRICAL EQUIPMENT                                                            1.9%
     SAMSUNG ELECTRONICS                                                                         600                 81,600
     KEYENCE CORP.                                                                               600                127,098
     SMC CORP.                                                                                 1,200                141,866
                                                                                                             --------------
                                                                                                                    350,564
                                                                                                             --------------

ELECTRONICS                                                                     5.6%
     FANUC LTD.                                                                                2,800                140,631
     ROHM COMPANY LIMITED                                                                      1,300                194,035
     SAMSUNG SDI CO. LTD.                                                                      1,210                 93,742
     SONY CORP.                                                                                4,000                211,246
     TOKYO ELECTRON                                                                            1,000                 65,159
     TOSHIBA CORP.                                                                            30,000                122,143
     THOMPSON CORP.                                                                           *2,600                 81,952
     UNITED MICROELECTRONICS                                                                 *10,400                 76,440
     FLEXTRONICS INTERNATIONAL LTD.                                                           *5,500                 39,215
                                                                                                             --------------
                                                                                                                  1,024,563
                                                                                                             --------------

ENVIRONMENTAL SERVICES                                                          0.8%
     RENTOKIL INITIAL PLC                                                                     36,000                146,516
                                                                                                             --------------

FINANCIAL SERVICES                                                              3.3%
     MAN GROUP PLC                                                                             5,500                 86,352
     LLOYDS TSB GROUP ORD 25BPS                                                               20,100                200,069
     CREDITO ITALIANO                                                                         34,900                157,860
     DAIWA SECURITIES                                                                         22,000                142,616
     CIE FINANCIERE RICHEMONT                                                                    858                 19,514
                                                                                                             --------------
                                                                                                                    606,411
                                                                                                             --------------

FOOD PRODUCTS                                                                   2.4%
     DIAGEO PLC                                                                               18,300                237,663
     NESTLE                                                                                      900                209,837
                                                                                                             --------------
                                                                                                                    447,500
                                                                                                             --------------

FOOD PROCESSING                                                                 0.5%
     HINDUSTAN LEVER ELN ML                                                                  *24,150                 95,634
                                                                                                             --------------

FOREST PRODUCTS                                                                 0.8%
     STORA ENSO OYJ 'R' SHRS                                                                  10,200                142,943
                                                                                                             --------------

HOUSEWARES                                                                      0.6%
     ASAHI GLASS COMPANY                                                                      17,000                108,785
                                                                                                             --------------

INFORMATIONAL SERVICES                                                          0.6%
     NOK TELENOR ASA                                                                          30,600                108,466
                                                                                                             --------------


   The accompanying notes are an integral part of these financial statements.



                                        Activa Mutual Funds Semiannual Report 23


Activa Schedule of Investments continued

INTERNATIONAL FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
INSURANCE                                                                       3.7%
     RAS                                                                                      19,200                257,692
     MANULIFE FINANCIAL CORP.                                                                  3,400                 97,240
     AXA                                                                                      10,300                188,391
     CONVERIUM HOLDING AG                                                                     *2,600                134,341
                                                                                                             --------------
                                                                                                                    677,664
                                                                                                             --------------

INTERNET CONTENT                                                                0.3%
     WANADOO                                                                                 *12,900                 59,241
                                                                                                             --------------

LEISURE & TOURISM                                                               1.2%
     COMPASS GROUP PLC                                                                        20,100                121,941
     GRANADA COMPASS PLC                                                                      52,600                 89,399
                                                                                                             --------------
                                                                                                                    211,340
                                                                                                             --------------

MACHINERY & EQUIPMENT                                                           0.7%
     ATLAS COPCO AB SERIES A                                                                   5,000                119,689
                                                                                                             --------------

MANUFACTURING-CAPITAL GOODS                                                     0.9%
     MAGNA INTERNATIONAL, INC. - CL A                                                          2,300                158,355
                                                                                                             --------------

MEDICAL EQUIPMENT & SUPPLIES                                                    2.7%
     SANOFI-SYNTHELABO SA                                                                      3,100                188,592
     HOYA CORP.                                                                                4,100                298,281
                                                                                                             --------------
                                                                                                                    486,873
                                                                                                             --------------

MINERALS                                                                        0.5%
     ANGLO AMERICAN                                                                            5,300                 88,140
                                                                                                             --------------

NATURAL GAS UTILITY                                                             0.9%
     TOKYO GAS CO. LTD.                                                                       59,000                163,916
                                                                                                             --------------

OIL & GAS EXPLOR PROD & SER                                                    10.0%
     CENTRICA PLC                                                                             59,300                183,494
     ENCANA CORP.                                                                              7,086                217,579
     TOTAL S.A. 'B'                                                                            1,648                267,572
     OAO LUKOIL HOLDING - ADR                                                                  2,200                143,550
     ENTE NAZIONALE IDROC                                                                     19,500                310,057
     PETRO-CANADA                                                                              4,000                112,433
     TALISMAN ENERGY, INC. ADR                                                                 5,700                257,355
     GLOBALSANTAFE CORP.                                                                       6,800                185,980
     TRANSOCEAN SEDCO FOREX, INC.                                                              4,700                146,405
                                                                                                             --------------
                                                                                                                  1,824,425
                                                                                                             --------------



   The accompanying notes are an integral part of these financial statements.

24  Activa Mutual Funds Semiannual Report


Activa Schedule of Investments continued

INTERNATIONAL FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
PAPER PRODUCTS                                                                  1.9%
     SVENSKA CELL                                                                                900                 32,022
     UPM - KYMMENE OY                                                                          2,300                 90,541
     NIPPON UNIPAC HOLDING                                                                        37                229,051
                                                                                                             --------------
                                                                                                                    351,614
                                                                                                             --------------

PETROLEUM - REFINING                                                            1.5%
     NOK STATOIL ASA                                                                          11,500                102,675
     YUKOS OIL COMP. ADR                                                                       1,300                179,669
                                                                                                             --------------
                                                                                                                    282,344
                                                                                                             --------------

PHARMACEUTICALS                                                                 4.4%
     ASTRAZENECA                                                                               3,700                153,180
     AVENTIS                                                                                   2,200                155,893
     SCHERING AG                                                                               2,000                125,129
     TAKEDA CHEMICAL INDUSTRIES                                                                3,000                131,653
     SHOPPERS DRUG MART CORP.                                                                 *4,800                 78,743
     TEVA PHARMACEUTICAL - SP ADR                                                              2,500                166,950
                                                                                                             --------------
                                                                                                                    811,548
                                                                                                             --------------

PRINTING & PUBLISHING                                                           1.7%
     SINGAPORE PRESS HOLDINGS                                                                  8,000                 90,107
     DAI NIPPON PRINTING CO., LTD.                                                            16,000                212,381
                                                                                                             --------------
                                                                                                                    302,488
                                                                                                             --------------

RETAIL STORES                                                                   2.6%
     LOBLAW COMPANIES LIMITED                                                                  3,200                131,522
     ITO YOKADO COMPANY                                                                        3,000                150,175
     WOOLWORTHS LTD.                                                                          26,538                195,915
                                                                                                             --------------
                                                                                                                    477,612
                                                                                                             --------------

RETAIL STORES - GROCERY                                                         1.1%
     TESCO ORD SP                                                                             55,000                199,950
                                                                                                             --------------

REAL ESTATE                                                                     2.4%
     MITSUBISHI ESTATE CO LTD.                                                                22,000                179,877
     SUN HUNG KAI PROPERTIES                                                                  34,000                258,269
                                                                                                             --------------
                                                                                                                    438,146
                                                                                                             --------------

STEEL                                                                           1.5%
     CORUS GROUP PLC                                                                         *89,400                114,469
     ARCELOR                                                                                 *10,600                150,433
                                                                                                             --------------
                                                                                                                    264,902
                                                                                                             --------------



   The accompanying notes are an integral part of these financial statements.

                                        Activa Mutual Funds Semiannual Report 25


Activa Schedule of Investments continued

INTERNATIONAL FUND 6/30/02 (Unaudited)

                                                                             % OF          SHARES OR                 MARKET
     SECURITY DESCRIPTION                                             INVESTMENTS          PAR VALUE                  VALUE
-------------------------                                            ------------        -----------         --------------
TECHNOLOGY                                                                      0.4%
     SERONO SA-B                                                                                 100                 65,914
                                                                                                             --------------

TECHNOLOGY - SOFTWARE                                                           0.6%
     AKTIENGESELLSCHAFT                                                                        4,200                101,346
                                                                                                             --------------

TEXTILE PRODUCTS                                                                0.6%
     INDUSTRIA DE DISENO TEXTIL                                                               *5,000                105,574
                                                                                                             --------------

TIRE & RUBBER                                                                   0.6%
     BRIDGESTONE                                                                               8,000                110,128
                                                                                                             --------------

TOBACCO                                                                         1.1%
     BRITISH AMERICAN TOBACCO PLC                                                             18,000                193,434
                                                                                                             --------------

TRANSPORTATION & SHIPPING                                                       0.9%
     GBP EXEL PLC                                                                              7,700                 98,063
     AUTOSTRADE SPA                                                                            8,200                 67,945
                                                                                                             --------------
                                                                                                                    166,008
                                                                                                             --------------

TELECOMMUNICATIONS                                                              3.5%
     HELLENIC TELECOM                                                                         11,300                178,558
     TELE DANMARK 'B'                                                                          3,700                102,315
     TELEFONICA DE ESPANA                                                                    *12,400                104,093
     NTT MOBILE COMMUNICATION NETWORK                                                             55                135,366
     NOKIA OYJ- ADR                                                                            7,700                111,496
                                                                                                             --------------
                                                                                                                    631,828
                                                                                                             --------------

UTILITIES - TELECOMMUNICATIONS                                                  0.6%
     SWISSCOM                                                                                    400                116,374
                                                                                                             --------------
TOTAL COMMON STOCKS - 100% (Cost $18,152,109)                                                              $     18,312,122
                                                                                                             ==============

*Non-dividend producing as of June 30, 2002

   The accompanying notes are an integral part of these financial statements.


26 Activa Mutual Funds Semiannual Report


Activa Statement of Assets and Liabilities

                                       MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
As of June 30, 2002 (Unaudited)            FUND            BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                        -------------     -------------    -------------     -------------     ------------
ASSETS
Investments at value                      $39,051,742      $168,901,847     $122,695,592       $15,494,146      $18,312,122
Cash                                              303         2,080,457        2,402,838             2,303          298,457
Receivables:
     Investments sold                              --                --        3,786,803           481,137          223,814
     Investment income                         34,736         1,860,902          126,259            11,728           34,566
Other assets                                   10,417            10,202           51,198             9,398           28,106
Foreign currency holdings                          --                --               --                --           13,335
                                        -------------     -------------    -------------     -------------    -------------
Total Assets                               39,097,198       172,853,408      129,062,690        15,998,712       18,910,400
                                        -------------     -------------    -------------     -------------    -------------

LIABILITIES
Payables:
Investments purchased                              --                --        2,811,024           343,272           71,712
     Income payable                            37,434                --               --                --               --
     Advisory fees                             34,089           141,671          167,378            30,699           40,951
     Transfer agent fees                        1,930               203           43,255             1,006              549
     12b-1 fees                                    --            63,613           49,547             6,578            7,227
     Service fees                              14,610            63,613           50,214             6,578            7,227
     Variation margin                              --                --            1,900                --               --
Other liabilities                                  --                --               --                --           12,295
Accrued expenses                                7,022            11,922           19,200             9,771           11,862
                                        -------------     -------------    -------------     -------------    -------------
Total Liabilities                              95,085           281,022        3,142,518           397,904          151,823
                                        -------------     -------------    -------------     -------------    -------------

NET ASSETS                                $39,002,113      $172,572,386     $125,920,172       $15,600,808      $18,758,577
                                        =============     =============    =============     =============    =============

SHARES OUTSTANDING                         39,017,650        16,514,629       20,284,319         2,792,078        2,863,592
                                        =============     =============    =============     =============    =============

NET ASSET VALUE PER SHARE                       $1.00            $10.45                              $5.59            $6.55

Class A based on net assets of
$124,134,738 and 19,997,237
shares outstanding                                                                 $6.21

Class R based on net assets of
$1,785,434 and 287,082
shares outstanding                                                                 $6.22


   The accompanying notes are an integral part of these financial statements.

                                        Activa Mutual Funds Semiannual Report 27


Activa Statement of Operations

For the period ended June 30, 2002 (Unaudited)

                                       MONEY MARKET      INTERMEDIATE                                       INTERNATIONAL
                                           FUND            BOND FUND       VALUE FUND        GROWTH FUND         FUND
                                        -------------     -------------    -------------     -------------     ------------
INVESTMENT INCOME
Interest                                     $385,523        $5,107,001          $27,805              $945           $1,925
Dividends                                          --                --        1,260,400            60,829          227,297
Miscellaneous                                     (78)           27,489           22,791             2,726           11,344
                                        -------------     -------------    -------------     -------------     ------------
Total Investment Income                       385,445         5,134,490        1,310,996            64,500          240,566
                                        -------------     -------------    -------------     -------------     ------------
EXPENSES
Advisory fees                                  68,454           280,405          339,971            64,902           80,891
12b-1 fees                                         --           125,664          100,702            13,908           14,275
Service fees                                   29,338           125,664          101,992            13,908           14,275
Shareholder report                              1,820               729           28,936             1,334            1,029
Fund accounting fees                           19,548            31,494           34,571            20,815           24,073
Audit fees                                      7,240             7,240            7,240             7,240            7,240
Custodian fees                                  5,973             9,231           20,815             9,412           27,347
Insurance                                         880             1,148            1,263               228              306
Legal fees                                      5,430              (160)           5,430             5,430            5,430
Organization expense                               --                --           15,363                --               --
Registration fees                               1,267             2,896            2,896               724              724
Transfer agent fees                             3,944               392           85,754             2,045            1,081
Transfer agent fees - Class R                      --                --            1,720                --               --
                                        -------------     -------------    -------------     -------------     ------------
Total Expenses                                143,894           584,703          746,653           139,946          176,671
                                        -------------     -------------    -------------     -------------     ------------
Net Investment Income (Loss)                  241,551         4,549,787          564,343           (75,446)          63,895
                                        -------------     -------------    -------------     -------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss)
        on security transactions                   39           (85,864)      (6,333,018)       (2,936,779)        (679,895)
     Net realized gain (loss) on
        foreign currency transactions              --                --               --                --          (77,213)
     Net realized gain (loss) on
        futures contracts                          --                --         (216,989)               --               --
     Changes in net unrealized
        appreciation or (depreciation)
        of investments and
        foreign currency                           --         1,237,668       (7,188,582)       (2,203,277)          54,889
                                        -------------     -------------    -------------     -------------     ------------
Net Gain (Loss) on Investments                     39         1,151,804      (13,738,589)       (5,140,056)        (702,219)
                                        -------------     -------------    -------------     -------------     ------------
NET INCREASE (DECREASE) IN
     NET ASSETS RESULTING
     FROM OPERATIONS                         $241,590        $5,701,591     ($13,174,246)      ($5,215,502)       ($638,324)
                                        -------------     -------------    -------------     -------------     ------------


   The accompanying notes are an integral part of these financial statements.

28 Activa Mutual Funds Semiannual Report



Activa Statement of Changes in Net Assets

                                             MONEY MARKET FUND          INTERMEDIATE BOND FUND             VALUE FUND
                                           PERIOD          YEAR         PERIOD          YEAR         PERIOD          YEAR
                                            ENDED          ENDED         ENDED          ENDED         ENDED          ENDED
                                           6/30/02       12/31/01       6/30/02       12/31/01       6/30/02       12/31/01
                                         (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)
                                         -------------------------     -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                       $241,551    $1,699,738     $4,549,787     $9,141,823      $564,343     $1,402,236
Net realized gain (loss) on investments           39        (2,145)       (85,864)     2,403,219    (6,550,007)     5,313,527
Net increase (decrease) in unrealized
     appreciation                                 --            --      1,237,668      1,609,724    (7,188,582)   (18,298,536)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     resulting from operations               241,590     1,697,593      5,701,591     13,154,766   (13,174,246)   (11,582,773)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                (241,551)   (1,699,737)    (4,123,136)    (9,162,851)           --     (1,322,698)
     Class R                                      --            --             --             --            --        (15,143)
Net realized gain from investment transactions:
     Class A                                      --            --       (636,140)      (878,030)           --             --
     Class R                                      --            --             --             --            --             --
                                         -----------   -----------    -----------    -----------   -----------    -----------
Total distributions to shareholders         (241,551)   (1,699,737)    (4,759,276)   (10,040,881)           --     (1,337,841)

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                               2,856,379    25,674,793         71,951        196,360       632,344      1,313,765
     Class R                                      --            --             --             --       428,205      1,481,110
Net asset value of shares issued to shareholders
   in reinvestment of investment income and
   realized gain from security transactions:
     Class A                                 269,600     1,875,757      4,758,559     10,039,082            --      1,298,010
     Class R                                      --            --             --             --            --         15,136
Payment for shares redeemed:
     Class A                              (5,799,040)  (33,909,579)       (59,335)      (147,575)   (4,317,776)   (19,696,617)
     Class R                                      --            --             --             --      (111,971)      (980,943)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
  derived from capital share transactions (2,673,061)   (6,359,029)     4,771,175     10,087,867    (3,369,198)   (16,569,539)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets     (2,673,022)   (6,361,173)     5,713,490     13,201,752   (16,543,444)   (29,490,153)
Net Assets, beginning of year or period   41,675,135    48,036,308    166,858,896    153,657,144   142,463,616    171,953,769
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net Assets, end of year or period        $39,002,113   $41,675,135   $172,572,386   $166,858,896  $125,920,172   $142,463,616
                                         ===========   ===========    ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
Capital                                  $39,017,650   $41,690,711   $165,630,824   $160,859,649   $149,518,065  $152,887,263
     Undistributed net investment
        income (loss)                             --            --        402,711             --       566,198          1,855
     Return of capital                            --            --             --        (23,940)           --             --
     Undistributed net realized gain
        (loss) from investments              (15,537)      (15,576)       (73,333)       648,671   (17,985,382)   (11,435,374)
     Unrealized appreciation (depreciation)
        of investments and foreign currency       --            --      6,612,184      5,374,516    (6,178,709)     1,009,872
                                         -----------   -----------    -----------    -----------   -----------    -----------
                                         $39,002,113   $41,675,135   $172,572,386   $166,858,896  $125,920,172   $142,463,616
                                         ===========   ===========    ===========    ===========   ===========    ===========
TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                               2,856,379    25,674,793          6,929         18,852        94,009        187,425
     Class R                                      --            --             --             --        64,771        206,760
Reinvested distributions:
     Class A                                 269,600     1,875,757        458,169        966,027            --        191,447
     Class R                                      --            --             --             --            --          2,233
Shares redeemed:
     Class A                              (5,799,040)  (33,909,579)        (5,699)       (14,025)     (648,744)    (2,759,067)
     Class R                                      --            --             --             --       (16,790)      (144,023)
                                         -----------   -----------    -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares    (2,673,061)   (6,359,029)       459,399        970,854      (506,754)    (2,315,225)
Shares outstanding, beginning of
     year or period                       41,690,711    48,049,740     16,055,230     15,084,376    20,791,073     23,106,298
                                         -----------   -----------    -----------    -----------   -----------    -----------
Shares outstanding, end of year or period 39,017,650    41,690,711     16,514,629     16,055,230    20,284,319     20,791,073
                                         ===========   ===========    ===========    ===========   ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                                        Activa Mutual Funds Semiannual Report 29



Activa Statement of Changes in Net Assets continued

                                                                              GROWTH FUND              INTERNATIONAL FUND
                                                                        PERIOD          YEAR         PERIOD          YEAR
                                                                         ENDED          ENDED         ENDED          ENDED
                                                                        6/30/02       12/31/01       6/30/02       12/31/01
                                                                      (UNAUDITED)     (AUDITED)    (UNAUDITED)     (AUDITED)
                                                                       -------------------------    -------------------------
NET ASSETS FROM OPERATIONS
Net investment income                                                    ($75,446)     ($127,093)      $63,895       ($34,352)
Net realized gain (loss) on investments                                (2,936,779)    (5,774,725)     (757,108)    (8,185,531)
Net increase (decrease) in unrealized
     appreciation                                                      (2,203,277)      (601,723)       54,889        299,156
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     resulting from operations                                         (5,215,502)    (6,503,541)     (638,324)    (7,920,727)
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
     Class A                                                                   --             --            --             --
     Class R                                                                   --             --            --             --
Net realized gain from investment transactions:
     Class A                                                                   --         (9,495)           --             --
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Total distributions to shareholders                                            --         (9,495)           --             --

CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares:
     Class A                                                               55,631     11,063,699        15,027         36,209
     Class R                                                                   --             --            --             --
Net  asset value of shares issued to shareholders in
     reinvestment of investment income and realized
     gain from security transactions:
     Class A                                                                   --          9,485            --             --
     Class R                                                                   --             --            --             --
Payment for shares redeemed:
     Class A                                                             (151,568)   (11,309,291)      (77,211)       (56,419)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in net assets
     derived from capital share transactions                              (95,937)      (236,107)      (62,184)       (20,210)
                                                                      -----------    -----------   -----------    -----------
Net Increase (Decrease) in Net Assets                                  (5,311,439)    (6,749,143)     (700,508)    (7,940,937)
Net Assets, beginning of year or period                                20,912,247     27,661,390    19,459,085     27,400,022
                                                                      -----------    -----------   -----------    -----------
Net Assets, end of year or period                                     $15,600,808    $20,912,247   $18,758,577    $19,459,085
                                                                      ===========    ===========   ===========    ===========

NET ASSETS CONSIST OF:
Capital                                                               $27,781,098    $27,877,035   $28,497,483    $28,559,666
     Undistributed net investment income (loss)                          (395,057)      (319,611)     (556,382)      (543,024)
     Return of capital                                                         --             --            --             --
     Undistributed net realized gain (loss) from investments           (9,288,827)    (6,352,048)   (9,333,051)    (8,653,156)
     Unrealized appreciation (depreciation)
        of investments and foreign currency                            (2,496,406)      (293,129)      150,527         95,599
                                                                      -----------    -----------   -----------    -----------
                                                                      $15,600,808    $20,912,247   $18,758,577    $19,459,085
                                                                      ===========    ===========   ===========    ===========
TRANSACTIONS IN FUND SHARES
Shares sold:
     Class A                                                                8,181      1,483,869         2,247          4,429
     Class R                                                                   --             --            --             --
Reinvested distributions:
     Class A                                                                   --          1,285            --             --
     Class R                                                                   --             --            --             --
Shares redeemed:
     Class A                                                              (22,869)    (1,512,997)      (11,522)        (6,933)
     Class R                                                                   --             --            --             --
                                                                      -----------    -----------   -----------    -----------
Net increase (decrease) in fund shares                                    (14,688)       (27,843)       (9,275)        (2,504)
Shares outstanding, beginning of
     year or period                                                     2,806,766      2,834,609     2,872,867      2,875,371
                                                                      -----------    -----------   -----------    -----------
Shares outstanding, end of year or period                               2,792,078      2,806,766     2,863,592      2,872,867
                                                                      ===========    ===========   ===========    ===========


   The accompanying notes are an integral part of these financial statements.


30 Activa Mutual Funds Semiannual Report

Activa Notes to Financial Statements

1. ORGANIZATION

Activa Mutual Fund Trust (Trust) was organized as a Delaware business trust on February 2, 1998. The trust consists of five funds, each open-end management investment companies registered under the Investment Company Act of 1940. The funds are: the Activa Money Market Fund (Money Market Fund), the Activa Intermediate Bond Fund (Intermediate Bond Fund), the Activa Value Fund (Value
Fund), the Activa Growth Fund (Growth Fund) and the Activa International Fund (International Fund) collectively referred to as the Funds. The Value Fund is the successor to Amway Mutual Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

Investment Objectives

The Money Market Fund's investment objective is to seek a high level of current income as is consistent with preservation of capital and liquidity. The Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market securities, with the average weighted maturity of the securities held not to exceed 90 days.

The Intermediate Bond Fund's investment objective is to seek a high level of current income as is consistent with moderate risk of capital and maintenance of liquidity. The Intermediate Bond Fund invests primarily in investment-grade debt securities, with average maturity of three to ten years.

The Value Fund's investment objective is to maximize long-term capital appreciation, and invests primarily in common stocks of large and medium size U.S. companies which are considered by the investment manager to be undervalued.

The Growth Fund seeks long-term growth of capital, and invests primarily in common stocks believed by the investment manager to have long-term growth potential.

The International Fund seeks maximum long-term capital appreciation. The International Fund invests primarily in common stocks of large and medium size non-U.S. companies which are believed by the investment manager to have potential for above-average growth of earnings.

Classes of Shares

The Value Fund offers two classes of shares (Class A and Class R). The Class R shares are offered to tax-exempt retirement and benefit plans of Alticor, Inc. and its affiliates, and are not subject to any sales charges or 12b-1 distribution fees. Each share of Class A and Class R represents an equal proportionate interest in the Value Fund and, generally, will have identical voting, dividend, liquidation, and other rights and the same terms and conditions. Each class will have exclusive voting rights with respect to matters affecting only that class. Each class bears different distribution, shareholder servicing and transfer agent expenses. Income, non-class specific expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Security Valuation

Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it is valued at the mean between the current closing bid and ask prices. Short-term securities maturing within 60 days are valued at amortized cost, which approximates fair value. Portfolio debt securities with remaining maturities greater than 60 days are valued by pricing agents approved by the Board of Trustees. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Securities for which market quotations are not readily available, including any restricted securities (none at June 30, 2002), and other assets of the Funds are valued at fair market value as determined by the Fund's Board of Trustees.

Derivative Transactions

The Funds (except the Money Market Fund) may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various risks associated with fluctuations in foreign currency exchange rates. When entering into a forward

                                        Activa Mutual Funds Semiannual Report 31

Activa Notes to Financial Statements continued

currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The fund's net equity in the contracts is included as unrealized gains or losses in the statement of assets and liabilities. This unrealized gain or loss is the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The current year change in unrealized gains and losses and realized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risk, in excess of the amount recognized in the statements of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and security values and interest rates.

Security Transactions

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discounts are accreted and premium is amortized on debt securities to interest income over the life of a security with a corresponding adjustment in the cost basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Net realized gains and losses from foreign currency and investment transactions disclosed in the Statement of Operations consist of net gains and losses on disposition of foreign currency, currency gains and losses realized between trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the amount actually received in U.S. dollars. Net unrealized foreign exchange gains and losses arise from changes in fair values of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates. The effects of foreign currency exchange rates on foreign securities held are included in net realized and unrealized gain or loss on investments.

Futures Contracts

The Funds may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown at the end of the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security Lending

The Funds lend portfolio securities from time to time in order to earn additional income. The Funds receive collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintain collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market

32  Activa Mutual Funds Semiannual Report

Activa Notes to Financial Statements continued

value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At June 30, 2002, the value of the securities loaned and the collateral received amounted to $36,759,607 and $37,882,845 respectively.

Reorganization Costs

Reorganization costs incurred prior to June 30, 1998 in connection with the reorganization of Amway Mutual Fund and the issuance of Class R shares are being amortized over a period of 60 months using the straight-line method in the Value Fund.

Federal Income Taxes

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes.

Dividend Distributions

The Money Market Fund and Intermediate Bond Fund declare dividends daily and monthly respectively, and distribute dividends monthly, and capital gains (if any) are distributed annually. The Value Fund, Growth Fund and International Fund declare and distribute dividends and capital gains (if any) annually.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have entered into investment advisory agreements with Activa Asset Management LLC (the Adviser), effective June 11, 1999. The Funds employ the investment adviser to provide investment advice and manage on a regular basis the investment portfolios for the Funds. Except when otherwise specifically directed by the Funds, the Investment Adviser will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities for the Funds' accounts. The Adviser shall be permitted to enter into an agreement with another advisory organization (sub-adviser), whereby the sub-adviser will provide all or part of the investment advice and services required to manage the Funds' investment portfolios as provided for in these agreements. In return for these services, the Funds pay the adviser an annual rate as follows:

FUND                 % OF AVERAGE NET ASSETS
----                 -----------------------
Money Market         .35% until assets total $500 million; when assets
                     reach $500 million, .35% on first $100 million; .325% on next $100 million; .30% on assets in excess of $200 million

Intermediate Bond    .40% on first $50 million; .32% on next $100 million; .24%
                     on assets in excess of $150 million

Value .50% on first $350 million; .45% on assets in excess of $350 million; the minimum annual fee shall be $350,000 plus .20%

Growth .70% on first $25 million; .65% on next $25 million; .60% on assets in excess of $50 million

International        .85% on first $50 million; .75% on assets in excess of $50 million



                                        Activa Mutual Funds Semiannual Report 33

Activa Notes to Financial Statements continued

As permitted by the above agreements, the Adviser has retained the following sub-advisers:

FUND                 SUB-ADVISER
----                 -----------
Money Market         J.P. Morgan Investment Management, Inc.
Intermediate Bond    McDonnell Investment Management, LLC
Value                Wellington Management Company, LLP*
Growth               State Street Research & Management Company
International        Nicholas-Applegate Capital Management

* Wellington Management Company, LLP became sub-adviser for the Value Fund effective December 30, 1999. Prior to that agreement, sub-advisory services were provided by Ark Asset Management Co., Inc.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Value Fund, Intermediate Bond Fund, Growth Fund and International Fund have entered into a Plan and Agreement of Distribution with Activa Asset Management LLC. Under the terms of the agreement, Activa Asset Management LLC provides services in connection with distributing the Funds' shares (except the Money Market Fund and Value Fund Class R). For these services rendered, the Funds compensate Activa Asset Management LLC monthly at a maximum annual rate of .25 of 1% of the average net assets of the Fund. For the year or period ended June 30, 2002 the Board of Trustees approved an annual rate of .15 of 1%.

The Funds have a transfer agency and dividend disbursing agency agreement with Activa Asset Management LLC. Under these agreements, Activa Asset Management LLC is the agent for transfer of the Funds' shares and disbursement of the Funds' distributions. For these services, The Money Market, Intermediate Bond, Value (Class A), Growth and International Funds pay a monthly fee based upon $1.167 per account in existence during the month. The transfer agent is compensated by the Value Fund (Class R) at a monthly rate of 1/12 of .20% (.20% annually) of average net assets.

On June 11, 1999 the Trust entered into an administrative agreement with Activa Asset Management LLC. Under the terms of the agreement Activa Asset Management LLC will act as administrator for the Funds. As administrator of the Funds, Activa Asset Management LLC will furnish office space and office facilities, equipment and personnel, pay the fees of all Trustees of the Trust, as well as providing services relating to compliance, tax and financial service requirements. For these services, the administrator will be compensated quarterly by each fund at an annual rate of .15% of average daily net assets.

On July 9, 1999 the Trust entered into a Fund Accounting Agreement with Bisys Fund Services Ohio, Inc. (Fund Accountant). As stated in the agreement, the Fund Accountant is responsible for the maintenance of books and records, performance of daily accounting services, providing the Funds' management with monthly financial statements and certain information necessary for meeting compliance requirements. The Fund Accountant is compensated by each fund based upon an annual fee of $35,000 for assets up to $100 million; $50,000 for assets between $100 million and $1 billion; and $75,000 for assets in excess of $1 billion. In addition, each fund will pay the Fund Accountant an annual fee of $2,500 for portfolio accounting reports provided to investment adviser personnel through internet access.

Prior to June 11, 1999 the Value Fund had substantially the same agreements for all of the above services provided by Amway Management Company, the former Adviser, Transfer Agent, Distributor and Underwriter.

4. INVESTMENT TRANSACTIONS

At June 30, 2002, the cost of investments owned by the Value Fund was $129,931,117 for federal income tax purposes. Aggregate gross unrealized appreciation on securities in which there was an excess of market value over tax cost was $8,010,265. Aggregate gross unrealized depreciation on

34  Activa Mutual Funds Semiannual Report

Activa Notes to Financial Statements continued

securities in which there was an excess of tax cost over market value was $15,245,790. Net unrealized depreciation for tax purposes was $7,235,525, at June 30, 2002.

The unrealized appreciation (depreciation) at June 30, 2002 based upon cost of both long-term and short-term securities for the funds that have elected an October 31st year-end for federal income tax purposes were as follows:

                                                Net    Cost for
                   Gross        Gross    unrealized     federal
              unrealized   unrealized  appreciation  income tax
Fund        appreciation depreciation (depreciation)   purposes
            ------------ ------------  ------------  ----------
Money Market     $   N/A       $  N/A    $     N/A  $ 39,051,742
Intermediate
  Bond         6,984,509      372,325    6,612,184   162,289,663
Growth           198,296    3,603,010   (3,404,714)   18,898,861
International  1,045,598      917,293      128,305    18,183,816


5. RELATED PARTY TRANSACTION

A certain class of Independent Business Owners of Alticor, Inc. received part of its Emerald profit-sharing bonus in common stock shares of the Value Fund or Money Market Fund. On January 10, 2002, Alticor, Inc. purchased 8,088 Value Fund shares valued at $55,486 (based upon the net asset value of $6.86 per share) and 1,731,465 Money Market Fund shares valued at $1,731,465 (based upon the net asset value of $1.00 per share) and transferred the shares to these Independent Business Owners.

                                        Activa Mutual Funds Semiannual Report 35


Activa Financial Highlights

                                                                    MONEY MARKET FUND                 INTERMEDIATE BOND FUND
                                                               ----------------------------       -------------------------------
                                                                    PERIOD           PERIOD            PERIOD              PERIOD
                                                                     ENDED            ENDED             ENDED               ENDED
                                                                   6/30/02         12/31/01           6/30/02            12/31/01
Per share outstanding for each period                          (UNAUDITED)        (AUDITED)       (UNAUDITED)           (AUDITED)
                                                                ----------       ----------        ----------          ----------
Net Asset Value, Beginning of Period                                 $1.00            $1.00            $10.39              $10.19
Income from investment operations:
   Net investment income (loss)                                       0.01             0.04              0.28                0.59
   Net realized and unrealized gains (losses) on securities             --               --              0.07                0.26
                                                                ----------       ----------        ----------          ----------
Total from investment operations                                      0.01             0.04              0.35                0.85
Less Distributions:
   Dividends from net investment income                               0.01             0.04              0.25                0.59
   Dividends in excess of net investment income                         --               --                --                  --
   Distributions from capital gains                                     --               --              0.04                0.06
                                                                ----------       ----------        ----------          ----------
Total Distributions                                                   0.01             0.04              0.29                0.65
                                                                ----------       ----------        ----------          ----------
Net Asset Value, End of Period                                       $1.00            $1.00            $10.45              $10.39
Total Return*                                                        0.61%            3.66%             3.45%               8.49%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                       39,002,113       41,675,135       172,572,386         166,858,896
Ratio of expenses to average net assets                               0.4%             0.7%              0.3%                0.7%
Ratio of net income (loss) to average net assets                      0.6%             3.7%              2.7%                5.7%
Portfolio turnover rate                                               N/A              N/A              34.7%               44.8%

* The period ended June 30, 2002 is not annualized but an aggregate total return for the period.



                                                                   VALUE FUND - CLASS A            VALUE FUND - CLASS R
                                                                ----------------------------    ---------------------------
                                                                      PERIOD            YEAR         PERIOD           YEAR
                                                                       ENDED           ENDED          ENDED          ENDED
                                                                     6/30/02        12/31/01        6/30/02       12/31/01
Per share outstanding for each period                            (UNAUDITED)       (AUDITED)    (UNAUDITED)      (AUDITED)
                                                                  ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                                   $6.85           $7.44          $6.86          $7.44
Income from investment operations:
   Net investment income (loss)                                         0.03            0.06           0.03           0.06
   Net realized and unrealized gains (losses) on securities            (0.67)          (0.59)         (0.67)         (0.58)
                                                                  ----------      ----------     ----------        -------
Total from investment operations                                       (0.64)          (0.53)         (0.64)         (0.52)
Less Distributions:
   Dividends from net investment income                                   --            0.06             --           0.06
   Dividends in excess of net investment income                           --              --             --             --
   Distributions from capital gains                                       --              --             --             --
                                                                  ----------      ----------     ----------        -------
Total Distributions                                                       --            0.06             --           0.06
                                                                  ----------      ----------     ----------        -------
Net Asset Value, End of Period                                         $6.21           $6.85          $6.22          $6.86
Total Return*                                                         -9.34%          -7.05%         -9.33%         -6.92%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                        124,134,738     140,823,782      1,785,434      1,639,834
Ratio of expenses to average net assets                                 0.5%            1.1%           0.5%           1.0%
Ratio of net income (loss) to average net assets                        0.4%            0.9%           0.5%           1.0%
Portfolio turnover rate                                                51.1%           91.5%          51.1%          91.5%





                                                                       GROWTH FUND                 INTERNATIONAL FUND
                                                               ---------------------------    ----------------------------
                                                                     PERIOD         PERIOD         PERIOD           PERIOD
                                                                      ENDED          ENDED          ENDED            ENDED
                                                                    6/30/02       12/31/01        6/30/02         12/31/01
Per share outstanding for each period                           (UNAUDITED)      (AUDITED)    (UNAUDITED)        (AUDITED)
                                                                 ----------     ----------     ----------       ----------
Net Asset Value, Beginning of Period                                  $7.45          $9.76          $6.77            $9.53
Income from investment operations:
   Net investment income (loss)                                       (0.03)         (0.05)          0.02            (0.01)
   Net realized and unrealized gains (losses) on securities           (1.83)         (2.26)         (0.24)           (2.75)
                                                                    -------     ----------     ----------       ----------
Total from investment operations                                      (1.86)         (2.31)         (0.22)           (2.76)
Less Distributions:
   Dividends from net investment income                                  --             --             --               --
   Dividends in excess of net investment income                          --             --             --               --
   Distributions from capital gains                                      --             --             --               --
                                                                    -------     ----------     ----------       ----------
Total Distributions                                                      --             --             --               --
                                                                    -------     ----------     ----------       ----------
Net Asset Value, End of Period                                        $5.59          $7.45          $6.55            $6.77
Total Return*                                                       -24.97%        -23.63%         -3.25%          -28.96%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                        15,600,808     20,912,247     18,758,577       19,459,085
Ratio of expenses to average net assets                                0.8%           1.4%           0.9%             1.7%
Ratio of net income (loss) to average net assets                      -0.4%          -0.5%           0.3%            -0.2%
Portfolio turnover rate                                               76.2%         190.2%         110.1%           231.5%



36-37 [spread]

                                       Activa Mutual Funds Semiannual Report  37

Logo: Activa Mutual Funds

Activa Mutual Funds
2905 Lucerne SE, Suite 200
Grand Rapids, Michigan 49546
(616) 787-6288 (800) 346-2670
www.activafunds.com

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